                                                                     EXHIBIT 4.2

--------------------------------------------------------------------------------


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,

                     Transferor on and after June 1, 1996,

                           THE CHASE MANHATTAN BANK,

                 Transferor prior to June 1, 1996 and Servicer

                                      and

                             THE BANK OF NEW YORK,

                                    Trustee

               on behalf of the Series 1997-3 Certificateholders

                  -------------------------------------------

                            Series 1997-3 SUPPLEMENT

                         Dated as of September 22, 1997

                                       to

          SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 1996

                  -------------------------------------------

                         CHASE CREDIT CARD MASTER TRUST

                                 Series 1997-3


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                Page
                                                                ----

SECTION 1.  Designation.........................................   1

SECTION 2.  Definitions.........................................   2

SECTION 3.  Servicing Compensation and Assignment of
  Interchange...................................................  23

SECTION 4.  Reassignment and Transfer Terms.....................  25

SECTION 5.  Delivery and Payment for the Investor Certificates..  25

SECTION 6.  Depository; Form of Delivery of Investor
  Certificates..................................................  25

SECTION 7.  Article IV of Agreement.............................  25

SECTION 8.  Article V of the Agreement..........................  50

SECTION 9.  Series 1997-3 Pay Out Events........................  54

SECTION 10.  Issuance of Additional Certificates................  55

SECTION 11.  Series 1997-3 Termination..........................  56

SECTION 12.  Counterparts.......................................  56

SECTION 13.  Governing Law......................................  57

SECTION 14.  No Petition........................................  57

SECTION 15.  Tax Representation and Covenant....................  57

SECTION 16.  Amendment to Agreement.............................  57

EXHIBITS

EXHIBIT A-1     Form of Class A Certificate
EXHIBIT A-2     Form of Class B Certificate
EXHIBIT B       Form of Monthly Payment Instructions
                and Notification to the Trustee
EXHIBIT C       Form of Monthly Series 1997-3 Certificateholders' Statement

SCHEDULE I    Schedule to Exhibit C of the Pooling and
              Servicing Agreement with respect to the Investor
              Certificates

SCHEDULE II   Amortization Calculation Table

     Series 1997-3 SUPPLEMENT, dated as of September 22, 1997 (this "Series Supplement"), by and among CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION ("Chase USA"), as Transferor on and after June 1, 1996, THE CHASE MANHATTAN BANK, as Transferor prior to June 1, 1996 and as Servicer, and THE BANK OF NEW YORK, as Trustee under the Second Amended Pooling and Servicing Agreement dated as of September 1, 1996 between Chase USA, the Servicer and the Trustee (as may be amended, modified or supplemented from time to time, the "Agreement").

     Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

     Pursuant to this Series Supplement, the Transferor and the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

     SECTION 1.  Designation. (a) There is hereby created a Series of Investor
                 -----------
Certificates to be issued in two classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1997-3 Certificates." The two classes shall be designated the Class A 6.777% Index Amortizing Asset Backed Certificates, Series 1997-3 (the "Class A Certificates") and the Class B Floating Rate Asset Backed Certificates, Series 1997-3 (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2 hereto, respectively. In addition, there is hereby created a third Class of an uncertificated interest in the Trust which shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Collateral Interest, Series 1997-3 (the "Collateral Interest").

     (b) Series 1997-3 shall be included in Group One (as defined below). Series 1997-3 shall not be subordinated to any other Series.

     (c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest,

(ii) the Opinion of Counsel specified in clause (d) of the sixth sentence of
Section 6.9(b) of the Agreement shall not be required with respect to the Collateral Interest and (iii) the Tax Opinion specified in clause (e) of the sixth sentence of Section 6.9(b) of the Agreement shall address the effect of the issuance of the Collateral Interest but parts (a) and (c) of any such Tax Opinion shall not address, or be required to address, any tax consequences that shall result to any Collateral Interest Holder.

     SECTION 2.  Definitions.
                 -----------

     In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Investor Certificates and no other Series of Certificates issued by the Trust.

     "Accumulation Period" shall mean, solely for the purposes of the definition
      -------------------
of Monthly Principal Payment as such term is defined in each Supplement, the Controlled Accumulation Period.

     "Accumulation Period Factor" shall mean, for each Monthly Period, a
      --------------------------
fraction, the numerator of which is equal to the sum of the initial investor interests (or other amounts specified in the applicable Supplement) of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Investor Interest, (b) the initial investor interests (or other amounts specified in the applicable Supplement) of all outstanding Series (other than Series 1997-3) which are not expected to be in their revolving periods, and (c) the initial investor interests (or other amounts specified in the applicable Supplement) of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods.

     "Accumulation Period Length" shall have the meaning assigned such term in
      --------------------------
subsection 4.9(i).

     "Accumulation Shortfall" shall mean (a) with respect to the first
      ----------------------
Distribution Date with respect to the Controlled Accumulation Period, zero and
(b) with respect to each subsequent Distribution Date with respect to the Controlled Accumulation Period, the sum (which shall not be less than zero) of
(i) the applicable Controlled Accumulation Amount for the Transfer Date in the previous Monthly Period plus (ii) any Accumulation Shortfall for the Distribution Date in the previous Monthly

Period minus (iii) any Accumulation Surplus for the Distribution Date in the previous Monthly Period minus (iv) the amount distributed from the Principal Account as Class A Monthly Principal pursuant to subsection 4.9(e)(i) on the Transfer Date in the previous Monthly Period.

     "Accumulation Surplus" shall mean (a) with respect to the first
      --------------------
Distribution Date with respect to the Controlled Accumulation Period, zero and
(b) with respect to each subsequent Distribution Date with respect to the Controlled Accumulation Period, the sum (which shall not be less than zero) of
(i) the excess of the amount paid to the Class A Certificateholders with respect to the Controlled Distribution Amount over the amount thereof paid from amounts on deposit in the Principal Funding Account, if any, on the Distribution Date in the previous Monthly Period plus (ii) the Accumulation Surplus, if any, for the Distribution Date in the previous Monthly Period minus (iii) the applicable Controlled Accumulation Amount for the Transfer Date in the previous Monthly Period minus (iv) the Accumulation Shortfall, if any, for the Distribution Date in the previous Monthly Period.

     "Additional Certificate Date" shall have the meaning assigned such term in
      ---------------------------
subsection 10(a).

     "Additional Certificates" shall have the meaning assigned such term in
      -----------------------
subsection 10(a).

     "Adjusted Investor Interest" shall mean, with respect to any date of
      -------------------------
determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest and (b) the Class B Investor Interest and (c) the Collateral Interest.

     "Aggregate Investor Default Amount" shall mean, with respect to any Monthly
      ---------------------------------
Period, the sum of the Investor Default Amounts in respect of such Monthly
Period.

     "Amortization Shortfall" shall mean (a) with respect to the first Class A
      ----------------------
Payment Date with respect to the Controlled Amortization Period, zero and (b) with respect to each subsequent Class A Payment Date with respect to the Controlled Amortization Period, the sum (which shall not be less than zero) of
(i) the applicable Controlled Distribution Amount for the immediately preceding Class A Payment Date minus (ii) the amount distributed from the Principal Account as Class A Monthly Principal pursuant to subsection 4.9(e)(i) and from the Principal Funding Account pursuant to subsection 4.9(f) and paid to the Class A Certificateholders on the immediately preceding Class A Payment Date.

     "Available Investor Principal Collections" shall mean with respect to any
      ----------------------------------------
Monthly Period, an amount equal to (a) the

Investor Principal Collections for such Monthly Period, minus (b) the amount of
                                                        -----
Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Section 4.12 are required to fund the Class A Required Amount and the Class B Required Amount, plus (c) the amount of Shared Principal Collections that are allocated
        ----
to Series 1997-3 in accordance with subsection 4.13(b) plus (d) the amount of
                                                       ----
Excess Shared Principal Collections that are allocated to Series 1997-3 in accordance with subsection 4.13(d).

     "Available Reserve Account Amount" shall mean, with respect to any Transfer
      --------------------------------
Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.15(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.11(i) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

     "Base Rate" shall mean, with respect to any Monthly Period, the annualized
      ---------
percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Monthly Interest, each for the related Interest Period, and the Investor Servicing Fee with respect to such Monthly Period and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

     "Class A Additional Interest" shall have the meaning specified in Section
      ---------------------------
4.6(a).

     "Class A Adjusted Investor Interest" shall mean, with respect to any date
      ----------------------------------
of determination, an amount equal to the Class A Investor Interest minus the
                                                                   -----
Principal Funding Account Balance on such date of determination.

     "Class A Available Funds" shall mean, with respect to any Monthly Period,
      -----------------------
an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.3(a) and Section 2.8 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) the Interest Funding Investment Proceeds, if any, with respect to the related Transfer Date, (c) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding

Investment Proceeds arising pursuant to subsection 4.14(b), if any, with respect to the related Transfer Date and (d) the Reserve Draw Amount (up to the Available Reserve Draw Account Amount) plus any amounts of interest and earnings described in subsections 4.15(b) and 4.15(d) which will be deposited into the Finance Charge Account on the related Transfer Date.

     "Class A Certificate Rate" shall mean 6.777% per annum, calculated on the
      ------------------------
basis of a 360 day year consisting of twelve 30-day months.

     "Class A Certificateholder" shall mean the Person in whose name a Class A
      -------------------------
Certificate is registered in the Certificate Register.

     "Class A Certificates" shall mean any of the certificates executed by the
      --------------------
Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

     "Class A Deficiency Amount" shall have the meaning specified in subsection
      -------------------------
4.6(a).

     "Class A Fixed Allocation" shall mean, with respect to any Monthly Period
      ------------------------
following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

     "Class A Floating Allocation" shall mean, with respect to any Monthly
      ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first
                         --------  -------
Monthly Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

     "Class A Initial Investor Interest" shall mean  the aggregate initial
      ---------------------------------
principal amount of the Class A Certificates, which is $250,000,000.

     "Class A Investor Allocation" shall mean, with respect to any Monthly
      ---------------------------
Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Amortization Period, Controlled Accumulation Period or Rapid Amortization Period, the Class A Fixed Allocation.

     "Class A Investor Charge-Offs" shall have the meaning specified in
      ----------------------------
subsection 4.10(a).

     "Class A Investor Default Amount" shall mean, with respect to each Transfer
      -------------------------------
Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for the related Monthly Period.

     "Class A Investor Interest" shall mean, on any date of determination, an
      -------------------------
amount equal to (a) the Class A Initial Investor Interest, minus (b) the
                                                           -----
aggregate amount of principal payments made to Class A Certificateholders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class
                 -----
A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination; provided, however, that the Class A Investor Interest may not be
               --------  -------
reduced below zero.

     "Class A Monthly Interest" shall have the meaning specified in subsection
      ------------------------
4.6(a).

     "Class A Monthly Principal" shall mean the monthly principal distributable
      -------------------------
in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

     "Class A Payment Date" shall mean December 15, 1997 and the fifteenth day
      --------------------
of each March, June, September and December thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, however,
                                                         --------  -------
that, upon commencement of the Rapid Amortization Period, "Class A Payment Date" shall mean each Distribution Date.

     "Class A Required Amount" shall have the meaning specified in subsection
      -----------------------
4.8(a).

     "Class A Scheduled Payment Date" shall mean the September 2004 Distribution
      ------------------------------
Date.

     "Class A Servicing Fee" shall have the meaning specified in subsection 3(a)
      ---------------------
of this Series Supplement.

     "Class B Additional Interest" shall have the meaning specified in
      ---------------------------
subsection 4.6(b).

     "Class B Available Funds" shall mean, with respect to any Monthly Period,
      -----------------------
an amount equal to the Class B Floating

Allocation of the Collections of Finance Charge Receivables and allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange.

     "Class B Certificate Rate" shall mean from the Closing Date through October
      ------------------------
14, 1997 and with respect to each Interest Period thereafter, a per annum rate equal to 0.35% per annum in excess of One Month LIBOR, as determined on the related LIBOR Determination Date.

     "Class B Certificateholder" shall mean the Person in
      -------------------------
whose name a Class B Certificate is registered in the Certificate Register.

     "Class B Certificates" shall mean any of the certificates executed by the
      --------------------
Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

     "Class B Deficiency Amount" shall have the meaning specified in subsection
      -------------------------
4.6(b).

     "Class B Fixed Allocation" shall mean, with respect to any Monthly Period
      ------------------------
following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

     "Class B Floating Allocation" shall mean, with respect to any Monthly
      ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first
                         --------  -------
Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

     "Class B Initial Investor Interest" shall mean the aggregate initial
      ---------------------------------
principal amount of the Class B Certificates, which is $20,833,000.

     "Class B Investor Allocation" shall mean, with respect to any Monthly
      ---------------------------
Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Amortization Period, Controlled Accumulation Period or Rapid Amortization Period, the Class B Fixed Allocation.

     "Class B Investor Charge-Offs" shall have the meaning specified in
      ----------------------------
subsection 4.10(b).

     "Class B Investor Default Amount" shall mean, with respect to each Transfer
      -------------------------------
Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for the related Monthly Period.

     "Class B Investor Interest" shall mean, on any date of determination, an
      -------------------------
amount equal to (a) the Class B Initial Investor Interest, minus (b) the
                                                           -----
aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for
              -----
all prior Transfer Dates pursuant to subsection 4.10(b), minus (d) the amount of
                                                         -----
the Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B
              -----
Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) and plus (f) the aggregate amount of Excess Spread allocated
                       ----
and available on all prior Transfer Dates pursuant to subsection 4.11(d), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c), (d) and (e); provided, however, that the Class B Investor Interest may not
                  --------  -------
be reduced below zero.

     "Class B Monthly Interest" shall have the meaning specified in subsection
      ------------------------
4.6(b).

     "Class B Monthly Principal" shall mean the monthly principal distributable
      -------------------------
in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

     "Class B Required Amount" shall have the meaning specified in subsection
      -----------------------
4.8(b).

     "Class B Scheduled Payment Date" shall mean the October 2004 Distribution
      ------------------------------
Date.

     "Class B Servicing Fee" shall have the meaning specified in subsection 3(a)
      ---------------------
hereof.

     "Closing Date" shall mean September 22, 1997.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral Allocation" shall mean, with respect to any Monthly Period, (a)
      ---------------------
with respect to Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Collateral Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Amortization Period, Controlled Accumulation Period or Rapid Amortization Period, the Collateral Fixed Allocation.

     "Collateral Available Funds" shall mean, with respect to any Monthly
      --------------------------
Period, an amount equal to the Collateral Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange.

     "Collateral Charge-Offs" shall have the meaning specified in subsection
      ----------------------
4.10(c).

     "Collateral Default Amount" shall mean, with respect to any Transfer Date,
      -------------------------
an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Allocation applicable for the related Monthly Period.

     "Collateral Fixed Allocation" shall mean, with respect to any Monthly
      ---------------------------
Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

     "Collateral Floating Allocation" shall mean, with respect to any Monthly
      ------------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the
          --------  -------
Collateral Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Interest and the denominator of which is the Initial Investor Interest.

     "Collateral Initial Interest" shall mean the aggregate initial principal
      ---------------------------
amount of the Collateral Interest, which is $26,786,048.

     "Collateral Interest" shall mean, on any date of determination, an amount
      -------------------
equal to (a) the Collateral Initial Interest, minus (b) the aggregate amount of
                                              -----
principal payments made to the Collateral Interest Holder prior to such date,

minus (c) the aggregate amount of Collateral Charge-offs for all prior Transfer
-----
Dates pursuant to subsection 4.10(c), minus (d) the amount of Reallocated
                                      -----
Principal Collections allocated pursuant to subsections 4.12(a) and (b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the
                      -----
Collateral Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and (b), and plus (f) the aggregate amount of Excess Spread
                                 ----
allocated and available on all prior Transfer Dates pursuant to subsection 4.11(h), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided further, however, that the
                                    -------- -------  -------
Collateral Interest may not be reduced below zero.

     "Collateral Interest Holder" shall mean the entity so designated in the
      --------------------------
Loan Agreement.

     "Collateral Interest Servicing Fee" shall have the meaning specified in
      ---------------------------------
subsection 3(a) hereof.

     "Collateral Monthly Interest" shall mean the monthly interest distributable
      ---------------------------
in respect of the Collateral Interest as calculated in accordance with subsection 4.6(c).

     "Collateral Monthly Principal" shall mean the monthly principal
      ----------------------------
distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.7(c).

     "Collateral Rate" shall mean, for any Interest Period, the rate specified
      ---------------
in the Loan Agreement.

     "Controlled Accumulation Amount" shall mean (a) for any Transfer Date with
      ------------------------------
respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, one-twelfth of the outstanding principal balance of the Class A Certificates on August 1, 2003; provided, however, that if the
                                               --------  -------
Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.9(i), the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest will be equal to (i) the product of (x) the Class A Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number, and
(b) for any Transfer Date with respect to the Controlled Accumulation Period after payment in full of the Class A Investor Interest, an amount equal to the Class B Investor Interest as of such Transfer Date.

     "Controlled Accumulation Period" shall mean, unless a Pay Out Event shall
      ------------------------------
have occurred prior thereto, the period commencing at the close of business on the last day of the August 2003 Monthly Period or such later date as is determined in accordance with subsection 4.9(i) and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 1997-3 Termination Date.

     "Controlled Amortization Amount" shall mean for a Class A Payment Date the
      ------------------------------
product of (a) the percentage that corresponds on the Amortization Calculation Table attached hereto as Schedule II with Three Month LIBOR determined on the LIBOR Determination Date immediately preceding the Monthly Period preceding the Monthly Period in which such Class A Payment Date occurs and (b) the Class A Investor Interest as of the close of business on the last day of the Revolving Period; provided, however, with respect to any Class A Payment Date on or after
        --------  -------
the Class A Payment Date on which the Class A Investor Interest is reduced to an amount less than $12,500,000, the Controlled Amortization Amount shall be equal to the Class A Investor Interest.

     "Controlled Amortization Period" shall mean, unless a Pay Out Event shall
      ------------------------------
have occurred prior thereto, the period commencing at the close of business on the last day of the July 1999 Monthly Period and ending on the earlier of (a) the payment of the Investor Interest in full, (b) the commencement of the Rapid Amortization Period and (c) the Series 1997-3 Termination Date.

     "Controlled Deposit Amount" shall mean, with respect to any Transfer Date,
      -------------------------
the sum (which shall not be less than zero) of (a) the Controlled Accumulation Amount for such Transfer Date plus (b) any Accumulation Shortfall for the related Distribution Date minus (c) the Accumulation Surplus, if any, for the related Distribution Date minus (d) the Controlled Distribution Amount, if any, for the Class A Payment Date, if any, in the Monthly Period in which such Transfer Date occurs.

     "Controlled Distribution Amount" shall mean, with respect to any Class A
      ------------------------------
Payment Date, the sum of the Controlled Amortization Amount and the Amortization Shortfall, if any, for such Class A Payment Date.

     "Covered Amount" shall mean, as of the Transfer Date with respect to any
      --------------
Interest Period, an amount equal to one twelfth of the product of (a) the Class A Certificate Rate and (b) the Principal Funding Account Balance as of the close of business on the Distribution Date preceding such Transfer Date

(after giving effect to all of the transactions occurring on such date).

     "Credit Enhancement" shall mean (a) with respect to the Class A
      ------------------
Certificates, the subordination of the Class B Certificates and the Collateral Interest, and (b) with respect to the Class B Certificates, the subordination of the Collateral Interest.

     "Credit Enhancement Provider" shall mean the Collateral Interest Holder.
      ---------------------------

     "Cumulative Series Excess Principal Shortfall" shall mean the sum of the
      --------------------------------------------
Series Excess Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series.

     "Cumulative Series Principal Shortfall" shall mean the sum of the Series
      -------------------------------------
Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series.

     "Daily Excess Principal Shortfall" shall mean, on any date of
      --------------------------------
determination, the excess of (i) the excess of (x) the sum of the Monthly Excess Principal Payment and the Monthly Principal Payment for the Monthly Period relating to such date over (y) the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to investor certificates of all outstanding Series, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date over (ii) the Daily Principal Shortfall.

     "Daily Principal Shortfall" shall mean, on any date of determination, the
      -------------------------
excess of the Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to investor certificates of all outstanding Series, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

     "Deficiency Amount" shall mean, at any time of determination, the sum of
      -----------------
the Class A Deficiency Amount and the Class B Deficiency Amount.

     "Distribution Date" shall mean September 15, 1997 and the fifteenth day of
      -----------------
each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

     "Excess Principal Funding Investment Proceeds" shall mean, with respect to
      --------------------------------------------
each Transfer Date relating to the

Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceed the Covered Amount determined on such Transfer Date.

     "Excess Shared Principal Collections" shall mean either (a) the amount
      -----------------------------------
allocated to the Investor Certificates which may be applied to the Series Excess Principal Shortfall with respect to other outstanding Series or (b) the amounts allocated to the investor certificates of other Series which the applicable Supplements for such Series or subsection 4.13(d) specify are to be treated as "Excess Shared Principal Collections" and which may be applied to cover the Series Excess Principal Shortfall with respect to the Investor Certificates.

     "Excess Spread" shall mean, with respect to any Transfer Date, the sum of
      -------------
the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 4.9(a)(iv), 4.9(b)(iii) and 4.9(c)(ii).

     "Finance Charge Shortfall" shall mean, with respect to any Transfer Date,
      ------------------------
the excess, if any, of the amount distributable pursuant to the subsections 4.11(a) through (i) over Excess Spread.

     "Fitch" shall mean Fitch Investors Service, L.P. or its successors.
      -----

     "Fixed Investor Percentage" shall mean, with respect to any Monthly Period,
      -------------------------
the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of (i) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (ii) the Excess Funding Amount as of the close of business on such last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided,
                                                                      --------
however, that with respect to any Monthly Period in which an Addition Date
-------
occurs or in which a Removal Date occurs, the amount determined pursuant to clause (a)(i) hereof shall be the sum of (A) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and
(B) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related

Addition Date or Removal Date to and including the last day of such Monthly Period.

     "Floating Investor Percentage" shall mean, with respect to any Monthly
      ----------------------------
Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the prior Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the sum of
(i) the aggregate amount of Principal Receivables as of the close of business on the last day of the prior Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the day immediately preceding the Closing Date, and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period) and (ii) the Excess Funding Amount as of the close of business on such last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in
               --------  -------
which an Addition Date occurs or in which a Removal Date occurs, the amount determined pursuant to clause (a)(i) hereof shall be the sum of (A) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (B) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

     "Group One" shall mean Series 1997-3 and each other Series specified in the
      ---------
related Supplement to be included in Group One.

     "Initial Investor Interest" shall mean $297,619,048; provided, however,
      -------------------------                           --------  -------
that following the issuance of any Additional Certificates pursuant to Section 10 hereof "Initial Investor Interest" shall mean the sum of $297,619,048 and the initial investor interest of such Additional Certificates.

     "Interest Funding Account" shall have the meaning set forth in subsection
      ------------------------
4.18(a).

     "Interest Funding Account Balance" shall mean, with respect to any date of
      --------------------------------
determination, the principal amount, if any, on deposit in the Interest Funding Account on such date of determination.

     "Interest Funding Investment Proceeds" shall mean, with respect to each
      ------------------------------------
Interest Period, the investment earnings on funds in the Interest Funding Account (net of investment expenses and losses) for such Interest Period.

     "Interest Period" shall mean, with respect to any Distribution Date, the
      ---------------
period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date; provided, however, that solely for purposes of
                           --------  -------
determining Three Month LIBOR and the Controlled Amortization Amount for any Class A Payment Date with respect to the Controlled Amortization Period the relevant Interest Period shall be deemed to begin on the first day of the Monthly Period preceding the Monthly Period in which each Class A Payment Date occurs and continue for a period of three months.

     "Investor Certificateholder" shall mean (a) with respect to the Class A
      --------------------------
Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Interest, the Collateral Interest Holder.

     "Investor Certificates" shall mean the Class A Certificates, the Class B
      ---------------------
Certificates and the Collateral Interest.

     "Investor Default Amount" shall mean, with respect to any Receivable in a
      -----------------------
Defaulted Account, an amount equal to the product of (a) the Default Amount and
(b) the Floating Investor Percentage on the day such Account became a Defaulted Account.

     "Investor Interest" shall mean, on any date of determination, an amount
      -----------------
equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest, each as of such date.

     "Investor Percentage" shall mean for any Monthly Period, (a) with respect
      -------------------
to collections of Finance Charge Receivables and Default Amounts at any time and collections of Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to collections of Principal Receivables during the Controlled Amortization Period, Controlled Accumulation Period or the Rapid Amortization Period, the Fixed Investor Percentage.

     "Investor Principal Collections" shall mean, with respect to any Monthly
      ------------------------------
Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 4.5(a)(ii), (iii) and (iv), 4.5(b)(ii), (iii) and (iv) or 4.5(c)(ii), in each case, as applicable to such Monthly Period and (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.9(a)(iii) and 4.11(a), (b), (c), (d), (g) and (h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections).

     "Investor Servicing Fee" shall have the meaning specified in subsection
      ----------------------
3(a) hereof.

     "LIBOR" shall mean, for any Interest Period, the London interbank offered
      -----
rate for United States dollar deposits determined by the Trustee for such Interest Period in accordance with the provisions of Section 4.16.

     "LIBOR Determination Date" shall mean (i) for purposes of determining One
      ------------------------
Month LIBOR and Class B Monthly Interest and Collateral Monthly Interest, September 18, 1997 for the period from the Closing Date through October 14, 1997, and the second London Business Day prior to each relevant Interest Period thereafter, and (ii) for purposes of determining Three Month LIBOR and the Controlled Amortization Amount for each Class A Payment Date with respect to the Controlled Amortization Period, the second London Business Day preceding the first day of each November, February, May and August, commencing August 1, 1999.

     "Loan Agreement" shall mean the agreement among the Transferor, the
      --------------
Servicer, the Trustee, and the Collateral Interest Holder, dated as of the Closing Date, as amended or modified from time to time.

     "London Business Day" shall mean any Business Day on which dealings in
      -------------------
deposits in United States dollars are transacted in the London interbank market.

     "Minimum Transferor Interest Percentage" shall mean 7%.
      --------------------------------------

     "Monthly Period" shall have the meaning specified in the Agreement, except
      --------------
that the first Monthly Period with respect to the Investor Certificates shall begin on and include the Closing Date and shall end on and include September 30, 1997.

     "Monthly Excess Principal Payment" shall mean with respect to any Monthly
      --------------------------------
Period, for all Series (including Series 1997-3) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series), the sum of the following amounts to the extent excluded from the definition of Monthly Principal Payment for such series: (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series); provided that for any Series which is an index amortizing Series, including Series 1997-3, such amount shall be less the Principal Funding Account Balance, if any, on any date of determination, (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series), (c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the succeeding Distribution Date for any Series in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series), (d) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the succeeding Transfer Date and Distribution Date for any Series in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series), (e) the excess of the Collateral Interest as of the Transfer Date occurring in such Monthly Period over the Required Collateral Interest for the related Transfer Date, assuming no Accumulation Shortfall and (f) such other amounts as may be specified in the related Supplements for all Series.

     "Monthly Principal Payment" shall mean with respect to any Monthly Period,
      -------------------------
for all Series (including Series 1997-3) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series) excluding such amount for Series 1997-3 and any other Series if so specified in the applicable supplement,(b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series), (c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the succeeding Distribution Date for any Series in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series), (d) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the succeeding Transfer Date and Distribution Date for any Series in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series), (e) the excess of the Collateral Interest as of the Transfer Date occurring in such Monthly Period over the Required Collateral Interest for the related Transfer Date, assuming no Accumulation Shortfall and (f) such other amounts as may be specified in the related Supplements for all Series; provided however, that any of such amounts shall be excluded with respect to any Series to the extent so specified in the applicable Supplement.

     "Net Servicing Fee Rate" shall mean 1.0% per annum.
      ----------------------

     "One Month LIBOR" shall mean, for any Interest Period, the London interbank
      ---------------
offered rate for one-month Dollar deposits determined by the Trustee for such Interest Period in accordance with the provisions of Section 4.16.

     "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out
      -------------------------
Event is deemed to occur pursuant to Section 9.1 or a Series 1997-3 Pay Out Event is deemed to occur pursuant to Section 9 hereof.

     "Portfolio Adjusted Yield" shall mean, with respect to any Transfer Date,
      ------------------------
the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting 0.5% from the result for each Monthly Period.

     "Portfolio Yield" shall mean, with respect to any Monthly Period, the
      ---------------
annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period,(b) the Principal Funding Investment Proceeds and Interest Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period and
(c) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in subsections 4.15(b) and (d), each deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

     "Principal Funding Account" shall have the meaning set forth in subsection
      -------------------------
4.14(a).

     "Principal Funding Account Balance" shall mean, with respect to any date of
      ---------------------------------
determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

     "Principal Funding Investment Proceeds" shall mean, with respect to each
      -------------------------------------
Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

     "Principal Funding Investment Shortfall" shall mean, with respect to each
      --------------------------------------
Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

     "Rapid Amortization Period" shall mean the Amortization Period commencing
      -------------------------
on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 1997-3 Termination Date and (b) the termination of the Trust pursuant to
Section 12.1.

     "Rating Agency" shall mean Moody's, Standard & Poor's and Fitch.
      -------------

     "Reallocated Class B Principal Collections" shall mean, with respect to any
      -----------------------------------------
Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided
                                                                   --------
however, that such amount shall not exceed the Class B Investor Interest after
-------
giving effect to any Class B Investor Charge-Offs for such Transfer Date.

     "Reallocated Collateral Principal Collections" shall mean, with respect to
      --------------------------------------------
any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 4.12(a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided however, that such amount shall not exceed the Collateral Interest
-------- -------
after giving effect to any Collateral Charge-Offs for such Transfer Date.

     "Reallocated Principal Collections" shall mean the sum of (a) Reallocated
      ---------------------------------
Class B Principal Collections and (b) Reallocated Collateral Principal Collections.

     "Record Date" shall mean, with respect to any Class A Payment Date, or
      -----------
Distribution Date, as applicable, the last

Business Day of the calendar month preceding such Class A Payment Date or Distribution Date, as applicable.

     "Reference Banks" shall mean four major banks in the London interbank
      ---------------
market selected by the Servicer.

     "Required Accumulation Factor Number" shall be equal to a fraction, rounded
      -----------------------------------
upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

     "Required Collateral Interest" shall mean (a) initially, $26,786,048 and
      ----------------------------
(b) on any Transfer Date thereafter, 9.0% of the sum of the Class A Adjusted Investor Interest, the Class B Investor Interest and the Collateral Interest on such Transfer Date, after taking into account deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date, and the Collateral Interest on the prior Transfer Date, after any adjustments to be made on such date, but not less than $8,928,683; provided,
                                                                       --------
however, that (x) if either (i) there is a reduction in the Collateral Interest
-------
pursuant to clause (c), (d) or (e) of the definition of such term or (ii) a Pay Out Event with respect to the Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event, (y) in no event shall the Required Collateral Interest exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related Distribution Date and (z) the Required Collateral Interest may be reduced at the Transferor's option at any time if the Transferor, the Servicer, the Collateral Interest Holder and the Trustee have been provided evidence that the Rating Agency Condition shall have been satisfied with respect to such reduction.

     "Required Reserve Account Amount" shall mean, with respect to any Transfer
      -------------------------------
Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Transferor; provided, however, that if such
                                           --------  -------
designation is of a lesser amount, the Transferor shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1997-3.

     "Reserve Account" shall have the meaning specified in subsection 4.15(a).
      ---------------

     "Reserve Account Funding Date" shall mean the Transfer Date which occurs
      ----------------------------
not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences three months prior to the commencement of the Controlled Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences six months prior to the commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences four months prior to the commencement of the Controlled Accumulation Period.

     "Reserve Account Surplus" shall mean, as of any Transfer Date following the
      -----------------------
Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

     "Reserve Draw Amount" shall have the meaning specified in subsection
      -------------------
4.15(c).

     "Revolving Period" shall mean the period from and including the Closing
      ----------------
Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date.

     "Series 1997-3" shall mean the Series of the Chase Credit Card Master Trust
      -------------
represented by the Investor Certificates.

     "Series 1997-3 Certificateholders" shall mean the holder of record of a
      --------------------------------
Series 1997-3 Certificate.

     "Series 1997-3 Certificates" shall mean the Class A Certificates and the
      --------------------------
Class B Certificates.

     "Series 1997-3 Pay Out Event" shall have the meaning specified in Section 9
      ---------------------------
hereof.

     "Series 1997-3 Termination Date" shall mean the earliest to occur of (a)
      ------------------------------
the Distribution Date on which the Investor Interest is paid in full, (b) the May 2007 Distribution Date and (c) the Trust Termination Date.

     "Series Excess Principal Shortfall" shall mean with respect to any Transfer
      ---------------------------------
Date, the excess, if any, of (a) with respect to any Transfer Date relating to the Controlled Amortization Period, the sum of (A) the excess of the Controlled Distribution Amount for the related Class A Payment Date over the Principal Funding Account Balance with respect to such Transfer Date, and (B) the excess, if any, of the Collateral Interest for such Transfer Date over the Required Collateral Interest for such Transfer Date over (b) the sum of the Investor Principal Collections plus Shared Principal Collections minus Reallocated Principal Collections for such Transfer Date.

     "Series Principal Shortfall" shall mean with respect  to any Transfer Date,
      --------------------------
the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Controlled Accumulation Period, the sum of (A) the Controlled Deposit Amount for such Transfer Date, and (B) the excess, if any, of the Collateral Interest for such Transfer Date over the Required Collateral Interest for such Transfer Date and (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Adjusted Investor Interest over (b) the Investor Principal Collections minus the Reallocated Principal Collections for such Transfer Date.

     "Series Servicing Fee Percentage" shall mean 2.0%.
      -------------------------------

     "Servicer Interchange" shall mean, for any Monthly Period, the portion of
      --------------------
Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account with respect to such Monthly Period that is attributable to Interchange; provided, however, that Servicer
                                     --------  -------
Interchange for a Monthly Period shall not exceed one-twelfth of the product of
(i) the Adjusted Investor Interest as of the last day of such Monthly Period and
(ii) 1.00%.

     "Shared Excess Finance Charge Collections" shall mean, with respect to any
      ----------------------------------------
Distribution Date, as the context requires, either (x) the amount described in subsection 4.11(k) allocated to the Series 1997-3 Certificates but available to cover shortfalls in amounts paid from Collections of Finance Charge Receivables for other Series, if any or (y) the aggregate amount of Collections of Finance Charge Receivables allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1997-3 Certificates.

     "Shared Principal Collections" shall mean either (a) the amount allocated
      ----------------------------
to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Series or (b) the amounts allocated to the investor certificates of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificates.

     "Telerate Page 3750" shall mean the display page currently so designated on
      ------------------
the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "Three Month LIBOR" shall mean with respect to any Class A Payment Date
      -----------------
with respect to the Controlled Amortization Period, the London interbank offered rate for three month Dollar deposits as determined by the Trustee in accordance with the provisions of Section 4.16 on the related LIBOR Determination Date, rounded to the nearest 0.01%.

     "Unallocated Principal Collections" shall have the meaning specified in
      ---------------------------------
subsection 4.5(d).

     SECTION 3.  Servicing Compensation and Assignment of Interchange.  (a) The
                 ----------------------------------------------------
share of the Servicing Fee allocable to Series 1997-3 with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date,
               --------  -------
the Investor Servicing Fee shall be equal to the product of (i) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the September 1997 Monthly Period and the denominator of which is 360, (ii) 2.0% and (iii) the Investor Interest on the Closing Date. On each Transfer Date a portion of Interchange with respect to the related Monthly Period that is on deposit in the Finance Charge Account shall be withdrawn from the Finance Charge Account and paid to the Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period ("Servicer Interchange"). Should the Servicer Interchange on deposit in the Finance Charge Account on any Transfer Date with respect to the related Monthly Period be less than one-twelfth of 1.00% of the Adjusted Investor Interest as of the last day of such Monthly Period, the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Finance Charge Account. The share of the

Investor Servicing Fee allocable to the Class A Investor Interest with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with
                                             --------  -------
respect to the first Transfer Date, the Class A Servicing Fee shall be equal to the product of (i) the Class A Floating Allocation, (ii) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the September 1997 Monthly Period and the denominator of which is 360, (iii) the Net Servicing Fee Rate and (iv) the Investor Interest on the Closing Date. The share of the Investor Servicing Fee allocable to the Class B Investor Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of
(i) the Class B Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first
                              --------  -------
Transfer Date, the Class B Servicing Fee shall be equal to the product of (i) the Class B Floating Allocation, (ii) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the September 1997 Monthly Period and the denominator of which is 360, (iii) the Net Servicing Fee Rate and (iv) the Investor Interest on the Closing Date. The share of the Investor Servicing Fee allocable to the Collateral Interest with respect to any Transfer Date (the "Collateral Interest Servicing Fee") shall be equal to one-twelfth of the product of (i) the Collateral Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Collateral
--------  -------
Interest Servicing Fee shall be equal to the product of (i) the Class C Floating Allocation, (ii) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the September 1997 Monthly Period and the denominator of which is 360, (iii) the Net Servicing Fee Rate and (iv) the Investor Interest on the Closing Date. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Transferor or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(ii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(b)(ii) and 4.11(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.11(f) or, if applicable, subsection 4.9(c)(i).

     (b) On or before each Transfer Date, the Transferor shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables and allocable to the Investor Certificateholders with respect to the preceding Monthly Period as determined pursuant to this subsection 3(b). Such amount of Interchange shall be equal to the product of (i) the aggregate amount of Interchange with respect to such Monthly Period and (ii) the Investor Percentage with respect to Finance Charge Receivables for such Monthly Period. On each Transfer Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Investor Certificates with respect to the preceding Monthly Period.

     SECTION 4.  Reassignment and Transfer Terms.  The Investor Certificates
                 -------------------------------
shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in subsection 12.2(a), on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of
(a) the Investor Interest and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

     SECTION 5.  Delivery and Payment for the Investor Certificates.  The
                 --------------------------------------------------
Transferor shall execute and deliver the Series 1997-3 Certificates to the Trustee for authentication in accordance with Section 6.1. The Trustee shall deliver such Certificates when authenticated in accordance with Section 6.2.

     SECTION 6.  Depository; Form of Delivery of Investor Certificates.
                 -----------------------------------------------------

     (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10.

     (b) The Depository for Series 1997-3 shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

     SECTION 7.  Article IV of Agreement.  Sections 4.1, 4.2 and 4.3 shall be
                 -----------------------
read in their entirety as provided in the

Agreement. Article IV (except for Sections 4.1, 4.2 and 4.3 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor
Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

     SECTION 4.4  Rights of Certificateholders and the Collateral Interest
                  --------------------------------------------------------
Holder.  The Investor Certificates shall represent undivided interests in the
------
Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Excess Funding Account, the Principal Account, the Principal Funding Account, the Interest Funding Account, the Reserve Account and the Distribution Account. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Excess Funding Account, the Principal Funding Account, the Interest Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

     SECTION 4.5  Allocations.
                  -----------

     (a)  Allocations During the Revolving Period.  During the Revolving Period,
          ---------------------------------------
the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor
Certificateholders or the Holder of the Transferor Certificate and pay or deposit from the Collection Account the following amounts as set forth below:

          (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.9.

          (ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and

     (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(d).

          (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(d).

          (iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided,
                                                                  --------
     however, that the amount deposited into the Principal Account pursuant to
     -------
     this subsection 4.5(a)(iv)(A) shall not exceed the sum of the Daily Principal Shortfall and the Daily Excess Principal Shortfall, and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however,
                                                            --------  -------
     that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.5(a)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account.

          (b) Allocations During the Controlled Amortization Period and the
              -------------------------------------------------------------
Controlled Accumulation Period.  During the Controlled Amortization Period and
------------------------------
the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Transferor Certificate and pay or deposit from the Collection Account the following amounts as set forth below:

          (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge

     Receivables on such Date of Processing to be applied in accordance with
     Section 4.9.

          (ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

          (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

          (iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided,
                                                                  --------
     however, that the amount deposited into the Principal Account pursuant to
     -------
     this subsection 4.5(b)(iv)(A) shall not exceed the sum of the Daily Principal Shortfall and the Daily Excess Principal Shortfall, and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however,
                                                            --------  -------
     that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.5(b)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account.

          (c) Allocations During the Rapid Amortization Period.  During the
              ------------------------------------------------
Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:

     (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (E) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.9.

          (ii) (A) Deposit into the Principal Account an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided,
                                                                  --------
     however, that the amount deposited into the Principal Account pursuant to
     -------
     this subsection 4.5(c)(ii)(A) shall not exceed the sum of the Investor Interest as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor Interest to be made on the Transfer Date relating to such Monthly Period) and any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the
     --------  -------
     Transferor Certificate pursuant to this subsection 4.5(c)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account.

          (d) Limitation on Required Deposits.  With respect to the Investor
              -------------------------------
Certificates, and notwithstanding anything in the Agreement or this Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.5(a), 4.5(b) and 4.5(c), with respect to any Monthly Period (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account or the Principal Account in an amount equal to the lesser of (x) the amount required to be deposited into any such deposit account pursuant to subsection 4.5(a), 4.5(b) or 4.5(c) and (y) the amount required to be distributed on or prior to the related Distribution Date to the Investor Certificateholders and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account. To the extent that, in accordance with this subsection 4.5(d), the Servicer has retained amounts which would otherwise be required to be deposited in the Finance Charge Account or the Principal Account with respect to any Monthly Period, the Servicer shall be required to deposit such amounts in the Finance Charge Account or the Principal Account on the related Transfer Date to the extent necessary to make required distributions to the Investor Certificateholders on the related Distribution Date, including any amounts which are required to be applied as Reallocated Principal Collections.

          For so long as the Servicer shall (i) satisfy the conditions specified in the third paragraph of subsection 4.3(a) of the Agreement and (ii) be making deposits to the Principal Account and Finance Charge Account on a monthly basis, all requirements herein to deposit amounts on a daily basis shall be deemed to be satisfied to the extent that the required monthly deposit is made and all references to amounts on deposit in such accounts shall be deemed to include amounts which would otherwise have been deposited therein on a daily basis.

          SECTION 4.6  Determination of Monthly Interest.
                       ---------------------------------

     (a) The amount of monthly interest with respect to the Class A Certificates shall be an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate, and (ii) the outstanding principal balance of the Class A Certificates determined as of the immediately preceding Class A Payment Date (after giving effect to all of the transactions occurring on such Class A Payment Date) (the "Class A Monthly Interest"); provided, however, that with
                                                --------  -------
respect to the first Distribution Date, Class A Monthly Interest will include accrued interest at the Class A Certificate Rate from the Closing Date through October 14, 1997; provided, further, that in addition to Class A Monthly
                  --------  -------
Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to one-twelfth of the product of (A) the sum of the Class A Certificate Rate plus 2% per annum, and (B) any Class A Deficiency Amount as of the prior Class A Payment Date, after giving effect to all transactions occurring on such date (or the portion thereof which has not theretofore been deposited in the Interest Funding Account or paid to the Class A Certificateholders) (the "Class A Additional Interest") less any amounts previously paid or deposited in the Interest Funding Account with respect to such Class A Additional Interest shall also be distributable to the Class A Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class A Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(a) as of the prior Interest Period over the amount actually transferred to the Interest Funding Account or the Distribution Account, as applicable, with respect thereto.

          (b) The amount of monthly interest with respect to the Class B Certificates for any Interest Period shall be an amount equal to the product of
(A) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the Class B Certificate Rate in effect with respect to the related Interest Period, and (C) the outstanding principal balance of the Class B Certificates determined as of the close of business on the Distribution Date preceding the related Transfer Date (after giving effect to all of the transactions occurring on such date) (the "Class B Monthly Interest"); provided, however, that with respect to the
                                  --------  -------
first Distribution Date, Class B Monthly Interest will include accrued interest at the Class B Certificate Rate from the Closing Date through October 14, 1997; provided, further, that in addition to the Class B Monthly Interest an amount
--------  -------
equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times, (B) the sum of the Class B Certificate Rate in effect with respect to the related Interest Period plus 2% per annum, and (C) any Class B Deficiency Amount from the prior Transfer Date, after giving effect to all transactions occurring on such date (or the portion thereof which has not theretofore been paid to Class B Certificateholders) (the "Class B Additional Interest") shall also be distributable to the Class B Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class B Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(b) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount.

          (c) The amount of monthly interest distributable to the Collateral Interest, which shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) the Collateral Rate in effect with respect to the related Interest Period, and (ii) the Collateral Interest determined as of the close of business on the Distribution Date preceding the related Transfer Date (after giving effect to all of the transactions occurring on such date) (the "Collateral Monthly Interest"); provided, however, that for the purposes of determining Collateral Monthly
--------  -------
Interest only, the Collateral Rate shall not exceed a per annum rate of 1% in excess of LIBOR as determined on the related LIBOR Determination Date.

          SECTION 4.7  Determination of Monthly Principal.
                       ----------------------------------

          (a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled Amortization Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) (x) for each Transfer Date preceding a Class A Payment Date with respect to the Controlled Amortization Period, prior to the payment in full of the Class A Investor Interest, the excess of the applicable Controlled Distribution Amount for such Class A Payment Date over the Principal Funding Account Balance on such Transfer Date, (y) for each Transfer Date with respect to the Controlled Accumulation Period, prior to the payment in full of the Class A Investor Interest and on or prior to the Class A Scheduled Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (z) for each Transfer Date with respect to the Controlled Amortization Period with respect to any Monthly Period prior to the commencement of the Controlled Accumulation Period which is not a Transfer Date preceding a Class A Payment Date, zero and (iii) the Class A Adjusted Investor Interest on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such day.

          (b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal"), for the Controlled Amortization Period, beginning with the Transfer Date following the Monthly Period in which the Class A Investor Interest has been paid in full, and during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class A Investor Interest has been paid in full, shall be an amount equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date) and (ii) the Class B Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) on such Transfer Date.

          (c) The amount of monthly principal (the "Collateral Monthly Principal") distributable from the Principal Account with respect to the Collateral Interest on each Transfer Date shall be (A) during the Revolving Period following any reduction of the Required Collateral Interest pursuant to clause (z) of the proviso in the definition thereof an amount equal to the lesser of (1) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer

Date pursuant to Sections 4.10 and 4.12) over the Required Collateral Interest on such Transfer Date and (2) the Available Investor Principal Collections on such Transfer Date or (B) during the Controlled Amortization Period, the Controlled Accumulation Period or Rapid Amortization Period, an amount equal to the lesser of (1) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) over the Required Collateral Interest on such
Transfer Date and (2) the excess, if any, of (i) the Available Investor Principal Collections on such Transfer Date over (ii) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

          SECTION 4.8  Coverage of Required Amount.  (a) On or before each
                       ---------------------------
Transfer Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such
               ----
Transfer Date, plus (iii) the Class A Additional Interest, if any, for such
               ----
Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period
               ----
plus (v) the Class A Servicing Fee, if any, due but not paid on any prior
----
Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for the
               ----
prior Monthly Period, exceeds the Class A Available Funds for the related Monthly Period.

          (b) On or before each Transfer Date, the Servicer shall also determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer
               ----
Date plus (C) the Class B Additional Interest, if any, for such Transfer Date,
     ----
plus (D) the Class B Servicing Fee for the prior Monthly Period plus (E) the
----                                                            ----
Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Monthly Period plus (ii) the
                                                                   ----
Class B Investor Default Amount, if any, for the prior Monthly Period.

          (c) In the event that the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Transfer Date. In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1997-3 with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Account on such Transfer Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1997-3 with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Collateral Interest and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.12. In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1997-3 available to fund the Class B Required Amount pursuant to subsection 4.11(c), the Collections of Principal Receivables allocable to the Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.12; provided, however, that the sum of any
                                      --------  -------
payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and Class B Required Amount.

          SECTION 4.9  Monthly Payments.  On or before each Transfer Date, the
                       ----------------
Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account, the Interest Funding Account and the Distribution Account as follows:

          (a) An amount equal to the Class A Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer
           ----
     Date, plus the amount of any Class A Additional Interest for such Transfer
           ----
     Date, shall (x) during the Revolving Period, the Controlled Amortization Period and the Controlled Accumulation Period, be deposited by the Servicer or the Trustee into the Interest Funding Account for distribution to Class A Certificateholders on the next succeeding Class A Payment Date or (y) during the Rapid Amortization Period, be deposited by the Servicer or the Trustee into the Distribution Account;

          (ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid to the
          ----
     Servicer on any prior Transfer Date shall be distributed to the Servicer;

          (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

          Notwithstanding anything in this Section 4.9 to the contrary, if (x) the Rating Agency Condition shall have been satisfied, (y) The Chase Manhattan Bank shall remain the Servicer hereunder and (z) either (a)(i) the Servicer provides to the Trustee a letter of credit covering risk collection of the Servicer and (ii) the Transferor shall not have received a notice from any Rating Agency that such a letter of credit would result in the lowering of such Rating Agency's then-existing rating of the Investor Certificates or (b) the Servicer shall have and maintain a certificate of deposit or short-term deposit rating of "P-1" by Moody's and of "A-1" by Standard & Poor's, the Servicer need not deposit Collections into the Interest Funding Account on each Transfer Date, but may make such deposits on the Transfer Date immediately preceding Class A Payment Date in an amount equal to the net amount of such deposits which would have been made but for the provisions of this paragraph.

          (b) An amount equal to the Class B Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

          (i) an amount equal to the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer
           ----
     Date, plus the amount of any Class B Additional Interest for such Transfer
           ----
     Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

          (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee due but not paid to the
           ----
     Servicer on any prior Transfer Date for such Transfer Date shall be distributed to the Servicer; and

          (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

          (c) An amount equal to the Collateral Available Funds deposited into the Finance Charge Account for the related Monthly

Period shall be distributed on each Transfer Date in the following priority:

          (i) if none of the Transferor, an Affiliate thereof or the Trustee is the Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date plus the amount of any Collateral Interest Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

          (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

          (i) an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

          (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsection 4.9(d)(i) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Series, and (2) the sum of the Cumulative Series Principal Shortfall and the Cumulative Series Excess Principal Shortfall and (B) Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Principal Collections or Excess Shared Principal Collections and applied to Series other than this Series 1997-3; and

          (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsections 4.9(d)(i) and (ii) above shall be paid to the Holder of the Transferor Certificate; provided, however, that
                                                       --------  -------
     the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.9(d)(iii) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise deposited into the Excess Funding Account.

          (e) During the Controlled Amortization Period, the Controlled Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

          (i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) during the Controlled Amortization Period, (x) with respect to each Transfer Date preceding a Class A Payment Date, deposited into the Distribution Account in an amount equal to the excess of the Controlled Distribution Amount, if any, for such Class A Payment Date, over the amount on deposit in the Principal Funding Account on such Transfer Date prior to application thereof pursuant to the second sentence of subsection 4.9(f) and (y) during the Controlled Accumulation Period with respect to each Transfer Date preceding a Distribution Date after making any required deposit into the Distribution Account with respect to the Controlled Distribution Amount, deposited into the Principal Funding Account in an amount equal to the Controlled Deposit Amount, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

          (ii)  after giving effect to the distribution referred to in clause
     (i) above, an amount equal to the Class B Monthly Principal, shall be deposited into the Distribution Account;

          (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 1997-3 Termination Date, in which case on the Series 1997-3 Termination Date) after giving effect to the distribution referred to in clauses (i) and (ii) above, an amount equal to Collateral Monthly Principal shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

          (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.9(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series,
     (2) the Cumulative Series Principal Shortfall and (3) the Cumulative Series Excess Principal Shortfall and (B) the Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Principal Collections or Excess Shared Principal Collections and applied to Series other than this Series 1997-3; and

          (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.9(e)(i) through (iv) above shall be paid to the Holder of the Transferor Certificate; provided, however, that the amount to be paid to
                             --------  -------
     the Holder of the Transferor Certificate pursuant to this subsection 4.9(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account.

          (f) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account. In addition, on the Transfer Date preceding each Class A Payment Date with respect to the Controlled Amortization Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the lesser of the amount on deposit in the Principal Funding Account and the Controlled Distribution Amount for such Class A Payment Date.

          (g) On each Class A Payment Date, the Trustee shall pay in accordance with subsection 5.1(a) to the Class A Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.9(a)(i) on the preceding Transfer Date. On each Distribution Date, the Trustee shall pay in accordance with subsection 5.1(a) to the Class B Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.9(b)(i) on the preceding Transfer Date.

          (h) On the earliest to occur of (i) the first Class A Payment Date during the Controlled Amortization Period on which there is a Controlled Amortization Amount greater than zero, (ii) the first Distribution Date with respect to the Rapid Amortization Period and (iii) the Class A Scheduled Payment Date and on each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with Section 5.1 from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsections 4.9(e) and (f) on the related Transfer Date in the following priority:

          (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Investor Interest shall be paid to the Class A Certificateholders; and

          (ii) for each Distribution Date with respect to the Rapid Amortization Period and on the Class B Scheduled Payment Date, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Investor Interest shall be paid to the Class B Certificateholders.

          (i) The Controlled Accumulation Period is scheduled to commence at the close of business on the last day of the August 2003 Monthly Period; provided, however, that, if the Accumulation Period Length (determined as
--------  -------
described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences may be delayed, at the option of the Servicer, to the first Business Day of any month that is a number of whole months prior to the Class A Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the June 2003 Determination Date and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not
               --------  -------
be determined to be less than one month.


          SECTION 4.10  Investor Charge-Offs.
                        --------------------

          (a) On or before each Transfer Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Transfer Date, the Class A Investor Default Amount for the prior Monthly Period exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.9(a)(iii), subsection 4.11(a) and Section 4.12 with respect to such Monthly Period, the Collateral Interest (after giving effect to reductions for any Collateral Charge-offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1997-3 allocated and available for such purpose pursuant to subsection 4.11(b).

          (b) On or before each Transfer Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Transfer Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1997-3 and Reallocated Collateral Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(c) and Section 4.12, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest pursuant to Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.10(a) above. The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1997-3 allocated and available for that purpose as described under subsection 4.11(d).

          (c) On or before each Transfer Date, the Servicer shall calculate the Collateral Default Amount. If on any Transfer Date, the Collateral Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1997-3 allocated and available to fund such amount pursuant to subsection 4.11(g), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest for such Transfer Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to Section
4.12 and the amount of any portion of the Collateral Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.10(a), or the Class B Investor Interest, pursuant to subsection 4.10(b), respectively. The Collateral Interest will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1997-3 allocated and available for that purpose as described under subsection 4.11(h).

          SECTION 4.11  Excess Spread.  On or before each Transfer Date, the
                        -------------
Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Excess Spread with respect to the related Monthly Period to make the following distributions on each Transfer Date in the following priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date shall be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.9(a);

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

          (c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date shall be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.9(b) and then any remaining amount available to pay the Class B Investor Default

Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

          (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

          (e) an amount equal to the Collateral Monthly Interest plus the amount
                                                                 ----
of any past due Collateral Monthly Interest for such Transfer Date shall be paid to the Collateral Interest Holder in accordance with the Loan Agreement;

          (f) an amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fees shall be paid to the Servicer;

          (g) an amount equal to the Collateral Default Amount, if any, for the prior Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

          (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

          (i) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.15(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

          (j) an amount equal to the amounts determined to be payable pursuant to subsections 2.11(a)(i), (ii) and (iii) of the Loan Agreement shall be paid to the Collateral Interest Holder; and

          (k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (j) above shall constitute "Shared Excess Finance Charge Collections" with respect to other Series in Group One.

          To the extent of the Finance Charge Shortfall, if any, following the application on each Transfer Date of Shared Excess Spread as described above, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Shared Excess Finance Charge Collections with respect to Group One allocable to Series 1997-3 in the priority set forth above.

          SECTION 4.12  Reallocated Principal Collections.  On or before each
                        ---------------------------------
Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the Principal Account and apply Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period, shall be applied pursuant to the priority set forth in subsection 4.9(a); and

          (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Transfer Date shall be applied first pursuant to the priority set forth in subsection 4.9(b) and then pursuant to subsection 4.11(c).

          (c) On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Transfer Date. In the event that such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest

(after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

          SECTION 4.13  Shared Principal Collections and Shared Excess Principal
                        --------------------------------------------------------
                        Collections.
                        -----------

          (a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal Collections allocable to Series 1997-3 on any Transfer Date shall be applied as Available Investor Principal Collections pursuant to Section 4.9 and pursuant to such Section 4.9 shall be deposited in the Distribution Account or distributed in accordance with the Loan Agreement.

          (b) Shared Principal Collections allocable to Series 1997-3 with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 1997-3 for such Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections
--------  -------
for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 1997-3 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 1997-3 for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

          (c) The portion of Excess Shared Principal Collections on deposit in the Principal Account equal to the amount of Excess Shared Principal Collections allocable to Series 1997-3 on any Transfer Date shall be applied as Available Investor Principal Collections pursuant to Section 4.9 and pursuant to such
Section 4.9 shall be deposited in the Distribution Account or distributed in accordance with the Loan Agreement.

          (d) Excess Shared Principal Collections allocable to Series 1997-3 with respect to any Transfer Date shall mean an amount equal to the Series Excess Principal Shortfall, if any, with respect to Series 1997-3 for such Transfer Date; provided, however, that if the aggregate amount of Excess Shared
               --------  -------
Principal Collections for all Series for such Transfer Date is less than the Cumulative Series Excess Principal Shortfall for such Transfer Date, then Excess Shared Principal Collections allocable to Series 1997-3 on such Transfer Date shall equal the product of (i) Excess Shared Principal Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Excess Principal Shortfall with respect to Series 1997-3 for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Excess Principal Shortfall for all Series for such Transfer Date.

          Notwithstanding anything in this Supplement or in the Supplement for any other Series to the contrary, after allocation of Collections of Principal Receivables to any Series and application of such amounts to payments of principal with respect to such Series and as otherwise required pursuant to the terms of the applicable Supplement for the benefit of such Series and as Shared Principal Collections for the benefit of other Series, prior to being paid to the Holder of the Transferor Certificate such amounts shall be retained in the Principal Account to the extent of the Cumulative Series Excess Principal Shortfall to be applied with respect to Series Excess Principal Shortfalls.

          SECTION 4.14  Principal Funding Account.
                        -------------------------

          (a) The Trustee shall establish and maintain, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the Principal Funding Account ceases to be an Eligible Deposit Account, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified in the definition of Eligible Deposit Account, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and
(ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.9(e).

          (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the succeeding Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such

Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

          On the Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds applied pursuant to subsection 4.9(a)(i).

          Any Excess Principal Funding Investment Proceeds shall be paid to the Transferor on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall shall be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.15(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

          SECTION 4.15  Reserve Account.
                        ---------------

          (a) The Trustee shall establish and maintain, on behalf of the Trust, for the benefit of the Investor Certificateholders, an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Deposit Account, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified in the definition of Eligible Deposit Account, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.11(i).

          (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the succeeding Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest and on or before the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period; provided,
                                                                   --------
however, that such amount will be reduced to the extent that funds otherwise
-------
would be available for deposit in the Reserve Account under Section 4.11(i) with respect to such Transfer Date.

          (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date.

          (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Transfer Date relating to the Rapid Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1997-3 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

          SECTION 4.16  Determination of LIBOR.
                        ----------------------

          (a) On each LIBOR Determination Date, the Trustee shall determine One Month LIBOR or Three Month LIBOR, as the case may be, on the basis of the rate for deposits in United States dollars for a period equal to the relevant Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period.

          (b) The Trustee shall provide the Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods to any Investor Certificateholder that requests such information by telephoning the Trustee at its Corporate Trust Office, the telephone number for which is currently (212) 815-5286.

          (c) On each LIBOR Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

          SECTION 4.17  Transferor's or Servicer's Failure to Make a Deposit or
                        -------------------------------------------------------
Payment.
-------

          If the Servicer or the Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by subsections 2.4(d) and (e) and 12.2(a) or Sections 10.2 and 12.1) required to be made or given by the Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided,
                                                                    --------
however, that the Trustee shall in all cases be deemed to have sufficient
-------
information to determine the amount of interest payable to the Series 1997-3 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

          SECTION 4.18  Interest Funding Account.
                        ------------------------

          (a) The Servicer shall establish and maintain an Eligible Deposit Account, in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders (the "Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Account and in all proceeds thereof. The Interest Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. If at any time the Interest Funding Account ceases to be an Eligible Deposit Account, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Interest Funding Account meeting the conditions specified in the definition of Eligible Deposit Account and shall transfer any cash or any investments to such new Interest Funding Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Interest Funding Account from time to time, in the amounts and for the purposes set forth in this Supplement, and (ii) on each Transfer Date prior to termination of the Interest Funding Account, make deposits into the Interest Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.9(a)(i).

          (b) Funds on deposit in the Interest Funding Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Interest Funding Account on any Transfer Date, after giving effect to any withdrawals from the Interest Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

          On each Transfer Date, the Trustee, acting at the Servicer's direction given on such Transfer Date, shall transfer from the Interest Funding Account to the Finance Charge Account the Interest Funding Investment Proceeds, if any, on deposit in the Interest Funding Account, for application pursuant to subsections 4.9(a) and 4.9(b).

          (c) On the Transfer Date preceding each Class A Payment Date, the Trustee acting upon the written instructions of the Servicer shall withdraw from the Interest Funding Account and deposit into the Distribution Account for distribution (i) in accordance with subsection 4.9(g)(i) of the Agreement, an amount equal to the amounts deposited therein on such Transfer Date and the two preceding Transfer Dates pursuant to subsections 4.9(a)(i), 4.11(a) and 4.12(a) and (ii) in accordance with subsection 4.9(g)(ii) of the Agreement, an amount equal to the amounts deposited therein on such Transfer Date and the two preceding Transfer Dates pursuant to subsections 4.9(b)(i), 4.11(c) and 4.12(b).

          SECTION 8.  Article V of the Agreement.  Article V of the Agreement
                      --------------------------
shall read in its entirety as follows and shall be applicable only to the Investor Certificateholders:


                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

          SECTION 5.1  Distributions.  (a) On the Class A Scheduled Payment
                       -------------
Date, each Class A Payment Date and each Distribution Date with respect to a Rapid Amortization Period, the Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Certificateholder's pro
                    ---
rata share (based on the aggregate Undivided Interests represented by Class A
----
Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Section 4.9 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          (b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate
                                       --- ----
Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.9 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          SECTION 5.2  Monthly Series 1997-3 Certificateholders' Statement.
                       ---------------------------------------------------

          (a) On or before each Distribution Date, the Trustee shall forward to each Series 1997-3 Certificateholder, each Rating Agency and the Collateral Interest Holder a statement substantially in the form of Exhibit C to this Series Supplement prepared by the Servicer, delivered to the Trustee and setting forth, among other things, the following information (which, in the case of subclauses (i) and (ii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate, as applicable):

          (i) the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal and Collateral Monthly Principal, respectively;

          (ii) the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest and

     Collateral Monthly Interest, and any accrued and unpaid Collateral Monthly Interest, respectively;

          (iii) the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

          (iv) the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

          (v) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Collateral Interest, the Floating Investor Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Collateral Floating Allocation and the Fixed Investor Percentage, Class A Fixed Allocation, the Class B Fixed Allocation and the Collateral Fixed Allocation with respect to the Principal Receivables in the Trust as of the close of business on the Distribution Date preceding such Transfer Date (after giving effect to all of the transactions occurring on such date);

         (vi) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, and 90 or more days delinquent as of the end of the day on the Record Date;

          (vii) the Aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount for the related Monthly Period;

          (viii) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs for the related Monthly Period;

          (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

          (x) the amount of the Class A Servicing Fee, the Class B Servicing Fee and the Collateral Servicing Fee for the related Monthly Period;

          (xi)  the Portfolio Yield for the preceding Monthly Period;

          (xii) the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

          (xiii) the Class B Investor Interest and the Collateral Interest as of the close of business on such Distribution Date;

          (xiv)  LIBOR for the Interest Period ending on such Distribution Date;

          (xv)  the Principal Funding Account Balance on the related Transfer
     Date;

          (xvi)  the Interest Funding Account Balance on the related Transfer
     Date;

          (xvii)  the Accumulation Shortfall;

          (xviii) the Principal Funding Investment Proceeds transferred to the Finance Charge Account on the related Transfer Date;

          (xix) the Interest Funding Investment Proceeds transferred to the Finance Charge Account on the related Transfer Date;

          (xx) the Principal Funding Investment Shortfall on the related Transfer Date;

          (xxi) the amount of Class A Available Funds and Class B Available Funds on deposit in the Finance Charge Account on the related Transfer Date;

          (xxii) the current Class A Certificate Rate, Class B Certificate Rate and Collateral Rate; and

          (xxiii) such other items as are set forth in Exhibit C to this Series Supplement.

          (b) Annual Certificateholders' Tax Statement.  On or before January 31
              ----------------------------------------
of each calendar year, beginning with calendar year 1998, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-3 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1997-3 Certificateholders, as set forth in subclauses (i) and
(ii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-3 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 1997-3 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 9.  Series 1997-3 Pay Out Events.  If any one of the following
                      ----------------------------
events shall occur with respect to the Investor Certificates:

          (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1997-3 Certificateholders (which determination shall be made without reference to the amount of the Collateral Interest) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1997-3, and continues to affect materially and adversely the interests of the Series 1997-3 Certificateholders (which determination shall be made without reference to the amount of the Collateral Interest) for such period;

          (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.1 or 2.6, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1997-3, and (ii) as a result of which the interests of the Series 1997-3 Certificateholders are materially and adversely affected (which determination shall be made without reference to the amount of the Collateral Interest) and continue to be materially and adversely affected for such period; provided, however, that a Series 1997-3 Pay Out Event
                          --------  -------
pursuant to this subsection 9(b) hereof shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such period;

          (d) the Transferor shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by subsection 2.6(a);

          (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1997-3 Certificateholders; or

          (f) the Class A Investor Interest shall not be paid in full on the Class A Scheduled Payment Date or the Class B Investor Interest shall not be paid in full on the Class B Scheduled Payment Date;

then, in the case of any event described in subsection 9(a), (b) or (e) hereof, after the applicable grace period set forth in such subparagraphs, either the Trustee or Holders of Investor Certificates and the Collateral Interest Holder evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1997-3 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1997-3 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection 9(c), (d) or (f) hereof, a Series 1997-3 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

          SECTION 10.  Issuance of Additional Certificates.
                       -----------------------------------

          (a) During the Revolving Period, the Transferor may, in its discretion and subject to the terms of subsection (b) below, request the Trustee to issue additional Investor Certificates of each Class (all such additional certificates, the "Additional Certificates") in an amount and on the date (the "Additional Certificate Date") determined by the Transferor. Upon issuance, the Additional Certificates will be identical in all respects (except that the principal amount of such Additional Certificates may be different) to the Investor Certificates currently outstanding and will be equally and ratably entitled to the benefits of this Series Supplement and the Pooling and Servicing Agreement. The outstanding principal amounts of all Classes of Investor Certificates shall be increased pro rata. The Controlled Accumulation Amount
                                --- ----
for each Class shall be
increased proportionally to reflect the additional amounts represented by the Additional Certificates.

          (b) Additional Certificates shall only be issued upon satisfaction of all of the following conditions:

               (i) On or before the fifth Business Day immediately preceding the date on which the Additional Certificates are to be issued, the Transferor shall give notice to the Trustee, the Servicer, the Collateral Interest Holder and the Rating Agencies of such issuance and the date upon which it is to occur;

               (ii) After giving effect to the Additional Certificates, the total amount of Principal Receivables in the Trust shall be greater than or equal to the Minimum Aggregate Principal Receivables;

               (iii) The Transferor shall have delivered evidence of the proportional increase in the Collateral Interest to the Trustee and the Rating Agencies;

               (iv) On or before the Additional Certificate Date, the Trustee shall have been provided evidence that the Rating Agency Condition shall have been satisfied with respect to such issuance;

               (v) The Transferor shall have delivered to the Trustee an Officer's Certificate dated as of the Additional Certificate Date, stating that the Transferor reasonably believes that the issuance of such Additional Certificates will not have a material adverse effect on any outstanding Class of Investor Certificates;

               (vi) As of the Additional Certificate Date, the amount of Investor Charge-Offs for all Classes of Investor Certificates shall be zero; and

               (vii) The Transferor shall have delivered to the Trustee a Tax Opinion with respect to such issuance.

          SECTION 11.  Series 1997-3 Termination.  The right of the Investor
                       -------------------------
Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-3 Termination Date.

          SECTION 12.  Counterparts.  This Series Supplement may be executed in
                       ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 13.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                       -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, AND WITHOUT, LIMITING THE GENERALITY OF THE FOREGOING, THE IMMUNITY AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF THE TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 14.  No Petition.  The Transferor, the Servicer and the
                       -----------
Trustee, by entering into this Series Supplement and each Certificateholder, by accepting a Series 1997-3 Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificateholders, the Agreement or this Series Supplement.

          SECTION 15.  Tax Representation and Covenant.  Any Collateral Interest
                       -------------------------------
Holder shall be required to represent and covenant in connection with such acquisition that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through an "established securities market" within the meaning of Code section 7704(b)(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise (y) unless the Transferor consents otherwise, such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Trustee. Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

          SECTION 16.  Amendment to Agreement.  By purchasing their Series 1997-
                       ----------------------
3 Certificates each Investor Certificateholder shall be deemed to have consented that The Chase Manhattan Bank shall be replaced as Servicer with The Chase Manhattan Bank USA,

National Association, as a successor servicer pursuant to an amendment of the Agreement to be executed at such time as shall be agreed to by the parties thereto.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1997-3 Supplement to be duly executed by their respective officers as of the day and year first above written.



                         CHASE MANHATTAN BANK USA,
                         NATIONAL ASSOCIATION
                           Transferor on and after June 1, 1996


                         By:   /s/ Keith Schuck
                             ---------------------------------
                              Name: Keith Schuck
                              Title: Vice President


                         THE CHASE MANHATTAN BANK,
                           Transferor prior to June 1, 1996 and
                           Servicer


                         By:   /s/ Patrick Margey
                             ---------------------------------
                              Name: Patrick Margey
                              Title: Vice President


                         THE BANK OF NEW YORK,
                           Trustee


                         By:   /s/ Cheryl L. Laser
                             ----------------------------------
                              Name: Cheryl L. Laser
                              Title: Assistant Vice President

                                                                     EXHIBIT A-1
                                                                  TO EXHIBIT 4.2


                              FORM OF CERTIFICATE
                              -------------------

                                    CLASS A


               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                                                             No. ___  $_________

                                                              CUSIP NO.16151PAG2


                                     A-1-1

                        CHASE CREDIT CARD MASTER TRUST
                                CLASS A 6.777%
           INDEX AMORTIZING ASSET BACKED CERTIFICATE, SERIES 1997-3


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R) and VISA(R)/1/ credit card receivables generated or acquired by Chase Manhattan Bank USA, National Association ("Chase USA") and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.


                      (Not an interest in or obligation of
                                   Chase USA
                           or any Affiliate thereof.)

          This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of Chase USA, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the right to certain amounts received as Interchange and Recoveries (if any), the benefits of the Collateral Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of September 1, 1996 as supplemented by the Series 1997-3 Supplement dated as of September 22, 1997 (collectively, the "Pooling and Servicing Agreement"), by and among Chase USA, as Transferor on and after June 1, 1996, The Chase Manhattan Bank, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

          The Series 1997-3 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          The Transferor has structured the Pooling and Servicing Agreement and the Series 1997-3 Certificates with the intention that the Series 1997-3 Certificates will qualify under applicable

---------------
/1/ MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and of Visa U.S.A., Inc., respectively.


                                    A-1-2
tax law as indebtedness, and each of the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 1997-3 Certificateholder (or Series 1997-3 Certificate Owner) by acceptance of its Series 1997-3 Certificate (or in the case of a Series 1997-3 Certificate Owner, by virtue of such Series 1997-3 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-3 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-3 Certificateholder agrees that it will cause any Series 1997-3 Certificate Owner acquiring an interest in a Series 1997-3 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-3 Certificates as indebtedness for certain tax purposes.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound. This Class A Certificate is one of a duly authorized Series of Investor Certificates entitled "Class A 6.777% Index Amortizing Asset Backed Certificates, Series 1997-3" (the "Class A Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class A Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement and to be deposited in the Investor Accounts, the Principal Funding Account, the Interest Funding Account and the Reserve Account or paid to the Class A Certificateholders.

          Also issued under the Pooling and Servicing Agreement are the "Class B Floating Rate Asset Backed Certificates, Series 1997-3" (the "Class B Certificates"), which represent an Undivided Interest in the Trust subordinate to the Class A Certificates, and the "Collateral Interest, Series 1997-3" (the "Collateral Interest" and collectively with the Class A Certificates and the Class B Certificates, the "Investor Certificates"), which is an undivided interest in the Trust subordinated to the Class A Certificates and Class B Certificates. The subordination of the Class B Certificates and the subordination of the Collateral Interest to the Class A Certificates shall constitute the Enhancement for the Class A Certificates.

          The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest and the Class B Investor

                                     A-1-3

Interest, respectively, at such time. As of the Closing Date, the Class A Initial Investor Interest is $250,000,000, the Class B Initial Investor Interest is $20,833,000 and the Collateral Initial Interest is $26,786,048.

          The Class A Investor Interest on any date of determination will be an amount equal to (a) the Class A Initial Investor Interest minus (b) the
                                                          -----
aggregate amount of payments of principal made to the Class A Certificateholders prior to such date of determination, and minus (c) the excess, if any, of the
                                         -----
aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) of the Pooling and Servicing Agreement over Class A Investor Charge-Offs reimbursed prior to such date of determination pursuant to subsection 4.11(b) of the Pooling and Servicing Agreement; provided, however, that the Class A
                                     --------  -------
Investor Interest may not be reduced below zero.

          For the purpose of allocating Collections of Finance Charge Receivables and Receivables in Defaulted Accounts for each Monthly Period during the Controlled Accumulation Period, the Class A Investor Interest will be further reduced (such reduced amount, the "Class A Adjusted Investor Interest") by the aggregate principal amount of funds on deposit in the Principal Funding Account. The Class A Investor Interest together with the aggregate interest represented by the Class B Certificates in the Principal Receivables in the Trust (the "Class B Investor Interest") and the aggregate interest represented by the Collateral Interest in the Principal Receivables in the Trust are sometimes collectively referred to herein as the "Investor Interest."

          In addition to the Class A Certificates, the Class B Certificates and the Collateral Interest, a Transferor Certificate representing an undivided interest in the Trust will be issued to the Transferor pursuant to the Pooling and Servicing Agreement. The Transferor Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust. The Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

          Interest will accrue on the Class A Certificates from the Closing Date at the rate of 6.777% per annum (the "Class A Certificate Rate"), and will be distributed on December 15, 1997 and on the 15th day of each March, June, September and December thereafter, or if such day is not a Business Day, on the next succeeding Business Day; provided however, that upon the commencement of
                              -------- -------
the Rapid Amortization Period, interest shall be paid on each Distribution Date (each such date, a "Class A

                                     A-1-4

Payment Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Class A Payment Date (the "Record Date"). "Distribution Date" means the 15th day of each month, or if such day is not a business day, the next succeeding business day. During the Rapid Amortization Period, in addition to Class A Monthly Interest, Class A Monthly Principal will be distributed to the Class A Certificateholder on each Distribution Date until the Class A Certificates have been paid in full. During the Controlled Amortization Period, in addition to quarterly payments of interest, on each Class A Payment Date if Three Month LIBOR is less than certain target rates on a relevant LIBOR Determination Date, principal in an amount not to exceed the Controlled Distribution Amount will be paid to the Class A Certificateholders on the related Class A Payment Date. During the Controlled Accumulated Period, in addition to monthly payments of Class A Monthly Interest, the amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the September 2004 Class A Payment Date (the "Class A Scheduled Payment Date"), unless distributed earlier as a result of the occurrence of a Pay Out Event in accordance with the Pooling and Servicing Agreement.

          On or before each Transfer Date, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date, from the Finance Charge Account to the extent of funds on deposit therein (i) Collections of Finance Charge Receivables processed as of the end of the preceding Monthly Period which have been allocated to the Series 1997-3 Certificates, (ii) with respect to the Class A Certificates, from other amounts constituting Class A Available Funds, and (iii) with respect to the Class B Certificates, from other amounts constituting Class B Available Funds, the following amounts: (x) an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate, and
(ii) the outstanding principal balance of the Class A Certificates determined as of the close of business on the immediately preceding Class A Payment Date (after giving effect to all of the transactions occurring on such date ("Class A Monthly Interest"); and (y) amounts up to the Class B Monthly Interest followed by the Collateral Monthly Interest, in the actual amounts and manner described in the Pooling and Servicing Agreement.

          On each Transfer Date, the Trustee shall apply the Class A Available Funds withdrawn from the Finance Charge Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) an amount equal to the Class A Monthly Interest for such Transfer Date, plus the amount of any
                                                     ----
Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A
                                                  ----
Additional Interest for such Transfer Date, (ii) an amount equal to the Class A Servicing Fee for such Transfer

                                     A-1-5

Date plus the amount of any Class A Servicing Fee due but not paid on any prior
     ----
Transfer Date and (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period. The Trustee on each Transfer Date shall apply the Class B Available Funds withdrawn from the Finance Charge Account as required by the Pooling and Servicing Agreement in the following order of priority: (i) the Class B Monthly Interest for such Transfer Date, plus
                                                                            ----
the amount of any Class B Deficiency Amount for such Transfer Date, plus the
                                                                    ----
amount of any Class B Additional Interest for such Transfer Date, and (ii) the Class B Servicing Fee for such Transfer Date plus the amount of any Class B
                                             ----
Servicing Fee due but not paid on any prior Transfer Date. The balance of the amount withdrawn from the Finance Charge Account allocable to the Series 1997-3 Certificates, if any, after giving effect to the applications above shall constitute "Excess Spread."

          On each Class A Payment Date relating to the Controlled Amortization Period, the Trustee will pay to the Class A Certificateholders an amount equal to the least of (a) the sum of the Available Investor Principal Collections with respect to the preceding Monthly Period plus, during the Controlled Accumulation Period, the Principal Funding Account Balance, (b) the Controlled Distribution Amount, if any, for such Class A Payment Date and (c) the Class A Investor Interest on such Class A Payment Date prior to any payment on such date. After the Class A Investor Interest has been paid in full, on each Distribution Date during the Controlled Amortization Period, an amount equal to the lesser of (a) Available Investor Principal Collections for the preceding Monthly Period and
(b) the Class B Investor Interest on the related Distribution Date prior to any payment on such date, will be paid to the Class B Certificateholders until the Class B Investor Interest has been paid in full. On each Transfer Date, if a reduction in the Required Collateral Interest has occurred, a portion of collections of Principal Receivables allocable to the Investor Interest will be applied in accordance with the Loan Agreement to reduce the Collateral Interest to the Required Collateral Interest. During the Controlled Amortization Period until the final principal payment to the Class B Certificateholders, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Collateral Monthly Principal on a Transfer Date will generally be treated as Shared Principal Collections or, under certain circumstances, deposited into the Excess Funding Account.

          The Controlled Amortization Period will continue throughout the Controlled Accumulation Period and principal payments will continue to be made to the Certificateholders as described above. In addition, on each Transfer Date relating to the Controlled Accumulation Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a)

                                     A-1-6

Available Investor Principal Collections for the related Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Investor Interest prior to any deposits on such date. The Controlled Distribution Amount, if any, for the Class A Payment Date, if any, in a Monthly Period will be paid to the Class A Certificateholders to the extent of available funds. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date and may be paid to the Class A Certificateholders on each Class A Payment Date during the Controlled Accumulation Period to the extent of the Controlled Distribution Amount. After the Class A Investor Interest has been paid in full, on each Transfer Date, amounts equal to the lesser of (a) Available Investor Principal Collections with respect to such Transfer Date and (b) the Class B Investor Interest will be deposited in the Distribution Account for distribution to the Class B Certificateholders until the Class B Investor Interest has been paid in full.
On each Transfer Date, if a reduction in the Required Collateral Interest has occurred, a portion of collections of Principal Receivables allocable to the Investor Interest will be applied in accordance with the Loan Agreement to reduce the Collateral Interest to the Required Collateral Interest. During the Controlled Accumulation Period until the final principal payment to the Class B Certificateholders, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Collateral Monthly Principal on a Transfer Date will generally be treated as Shared Principal Collections or, under certain circumstances, deposited into the Excess Funding Account.

          "Available Investor Principal Collections" shall mean with respect to
           ----------------------------------------
any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Collateral
                         -----
Principal Collections and Reallocated Class B Principal Collections with respect to such Monthly Period which are required to fund the Class A Required Amount and the Class B Required Amount, plus (c) the amount of Shared Principal Collections that are allocated to Series 1997-3 plus (d) the amount of Excess
                                                ----
Shared Principal Collections that are allocated to Series 1997-3.

          On each Distribution Date during the Rapid Amortization Period, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections for the related Monthly Period in an amount up to the Class A Investor Interest until the earlier of the date the Class A Certificates are paid in full and the Series 1997-3 Termination Date. After payment in full of the Class A Investor Interest, the Class B Certificateholders will be entitled to receive on each Distribution Date during the Rapid Amortization Period Available Investor Principal Collections until the earlier of the date the Class B Certificates are paid in full and the Series 1997-3


                                     A-1-7

Termination Date. After payment in full of the Class B Investor Interest, the Collateral Interest Holder will be entitled to receive on each Transfer Date (other than the Transfer Date prior to the Series 1997-3 Termination Date) and on the Series 1997-3 Termination Date, Available Investor Principal Collections until the earlier of the date the Collateral Interest is paid in full and the Series 1997-3 Termination Date.

          Distributions with respect to this Series 1997-3 Certificate will be made by the Trustee by, except as otherwise provided in the Pooling and Servicing Agreement, check mailed to the address of each Series 1997-3 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 1997-3 Certificate, without the presentation or surrender of this Series 1997-3 Certificate or the making of any notation thereon; provided, however, that with respect to Series 1997-3
                  --------  -------
Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

          This Class A Certificate represents an interest in only the Chase Credit Card Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 1997-3 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1997-3 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          The Transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          The Servicer, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.


                                     A-1-8

          The Pooling and Servicing Agreement provides that the right of the Series 1997-3 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 1997-3 Termination Date. Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of the Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be prepared by the Servicer reasonably requested by the Holder of the Transferor Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                                    A-1-9

          IN WITNESS WHEREOF, Chase Manhattan Bank USA, National Association, has caused this Class A Certificate to be duly executed.



                                    By:
                                       ---------------------------------
                                       Authorized Officer



Dated:  September 22, 1997


                                    A-1-10

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------


          This is one of the Class A Certificates of Chase Credit Card Master Trust, Series 1997-3, referred to in the within-mentioned Pooling and Servicing Agreement.


                                    THE BANK OF NEW YORK,
                                       Trustee



                                    By:
                                       --------------------------------
                                       Authorized Signatory

Dated:  September 22, 1997

                                                                     EXHIBIT A-2
                                                                  TO EXHIBIT 4.2

                              FORM OF CERTIFICATE
                              -------------------

                                    CLASS B

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, (THE "CODE") AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT
     (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
     SECTION 4975(E)(1) OF THE CODE OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                                                            No. ___  $20,833,000

                                                             CUSIP NO. 16151PAH0



                                    A-2-1

                        CHASE CREDIT CARD MASTER TRUST
                                    CLASS B
             FLOATING RATE ASSET BACKED CERTIFICATE, SERIES 1997-3

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R) and VISA(R)/1/ credit card receivables generated or acquired by Chase Manhattan Bank USA, National Association ("Chase USA"), and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of
                                   Chase USA
                           or any Affiliate thereof.)

          This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of Chase USA, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the right to certain amounts received as Interchange and Recoveries (if any), the benefits of the Collateral Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of September 1, 1996 as supplemented by the Series 1997-3 Supplement dated as of September 22, 1997 (collectively, the "Pooling and Servicing Agreement"), by and among Chase USA, as Transferor on and after June 1, 1996, The Chase Manhattan Bank, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

          The Series 1997-3 Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

          The Transferor has structured the Pooling and Servicing Agreement and the Series 1997-3 Certificates with the intention that the Series 1997-3 Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 1997-

---------------
/1/ MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and of Visa U.S.A., Inc., respectively.


                                    A-2-2

3 Certificateholder (or Series 1997-3 Certificate Owner) by acceptance of its Series 1997-3 Certificate (or in the case of a Series 1997-3 Certificate Owner, by virtue of such Series 1997-3 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-3 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-3 Certificateholder agrees that it will cause any Series 1997-3 Certificate Owner acquiring an interest in a Series 1997-3 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-3 Certificates as indebtedness for certain tax purposes.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound. This Class B Certificate is one of a duly authorized Series of Investor Certificates entitled "Class B Floating Rate Asset Backed Certificates, Series 1997-3" (the "Class B Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class B Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement and to be deposited in the Investor Accounts, the Principal Funding Account and the Reserve Account or paid to the Class B Certificateholders.

          Also issued under the Pooling and Servicing Agreement are the "Class A 6.777% Index Amortizing Asset Backed Certificates, Series 1997-3" (the "Class A Certificates"), which represent an Undivided Interest in the Trust senior to the Class B Certificates, and the "Collateral Interest, Series 1997-3" (the "Collateral Interest" and collectively with the Class A Certificates and the Class B Certificates, the "Investor Certificates"), which is an undivided interest in the Trust subordinated to the Class A Certificates and Class B Certificates. The subordination of the Collateral Interest to the Class B Certificates shall constitute the Enhancement for the Class B Certificates.

          The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest and the Class B Investor Interest, respectively, at such time. As of the Closing Date, the Class A Initial Investor Interest is $250,000,000, the Class B Initial Investor Interest is $20,833,000 and the Collateral Initial Interest is $26,786,048.


                                     A-2-3

          The Class B Investor Interest shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B
-----
Certificateholders prior to such date, minus (c) the aggregate amount of Class B
                                       -----
Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(b) of the Pooling and Servicing Agreement, minus (d) the amount of the Reallocated
                                        -----
Class B Principal Collections allocated pursuant to subsection 4.12(a) of the Pooling and Servicing Agreement on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount equal to the
                                          -----
amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) of the Pooling and Servicing Agreement and plus (f) the aggregate amount of Excess Spread allocated and
              ----
available on all prior Transfer Dates pursuant to subsection 4.11(d) of the Pooling and Servicing Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the
                                                    --------  -------
Class B Investor Interest may not be reduced below zero.

          The Class B Investor Interest together with the aggregate interest represented by the Class A Certificates in the Principal Receivables in the Trust (the "Class A Investor Interest") and the aggregate interest represented by the Collateral Interest in the Principal Receivables in the Trust are sometimes collectively referred to herein as the "Investor Interest."

          In addition to the Class A Certificates, the Class B Certificates and the Collateral Interest, a Transferor Certificate representing an undivided interest in the Trust will be issued to the Transferor pursuant to the Pooling and Servicing Agreement. The Transferor Certificate will represent the interest in the Principal Receivables not represented by all of the Series of Investor Certificates issued by the Trust. The Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

          Interest will accrue on the Class B Certificates from the Closing Date through October 14, 1997, and with respect to each interest Period thereafter, at the rate of LIBOR plus 0.35% per annum (the "Class B Certificate Rate"), and will be distributed on October 15, 1997 and on the 15th day of each calendar month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (each such date, a "Distribution Date"), to the Class B Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date (the "Record Date"). Class B Monthly Principal


                                       A-2-4
will be distributed to the Class B Certificateholder (i) during the Rapid Amortization Period, in addition to Class B Monthly Interest, on each Distribution Date until the Class B Certificates have been paid in full or (ii) during the Controlled Accumulated Period following the payment in full of the Class A Investor Interest, on the September 2000 Distribution Date (the "Class B Scheduled Payment Date"), unless distributed earlier as a result of the occurrence of a Pay Out Event in accordance with the Pooling and Servicing Agreement.

          On or before each Transfer Date, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date, from the Finance Charge Account to the extent of funds on deposit therein (i) Collections of Finance Charge Receivables processed as of the end of the preceding Monthly Period which have been allocated to the Series 1997-3 Certificates, (ii) with respect to the Class A Certificates, from other amounts constituting Class A Available Funds, and (iii) with respect to the Class B Certificates, from other amounts constituting Class B Available Funds, the following amounts: (x) an amount equal to the Class A Monthly Interest; (y) an amount equal to the product of one-twelfth of (i) the Class B Certificate Rate and (ii) the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period ("Class B Monthly Interest"), provided, however, that with respect to the
                                     --------  -------
first Distribution Date, Class B Monthly Interest shall be equal to the interest accrued on the Class B Initial Investor Interest at the applicable Class B Certificate Rate for the period from the Closing Date through October 14, 1997; and (Z) amounts up to the Collateral Monthly Interest, in the actual amounts and manner described in the Pooling and Servicing Agreement.

          On each Transfer Date, the Trustee shall apply the Class A Available Funds withdrawn from the Finance Charge Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) an amount equal to the Class A Monthly Interest for such Transfer Date, plus the amount of any
                                                     ----
Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A
                                                  ----
Additional Interest for such Transfer Date, (ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing
                                     ----
Fee due but not paid on any prior Transfer Date and (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period. The Trustee on each Transfer Date shall apply the Class B Available Funds withdrawn from the Finance Charge Account as required by the Pooling and Servicing Agreement in the following order of priority: (i) the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for
                        ----
such Transfer Date, plus the amount of any Class B Additional Interest for such
                    ----
Transfer Date, and (ii) the Class B


                                    A-2-5

Servicing Fee for such Transfer Date plus the amount of any Class B Servicing
                                     ----
Fee due but not paid on any prior Transfer Date. The balance of the amount withdrawn from the Finance Charge Account allocable to the Series 1997-3 Certificates, if any, after giving effect to the applications above shall constitute "Excess Spread."

     On each Class A Payment Date relating to the Controlled Amortization Period, the Trustee will pay to the Class A Certificateholders an amount equal to the least of (a) the sum of the Available Investor Principal Collections with respect to the preceding Monthly Period plus, during the Controlled Accumulation Period, the Principal Funding Account Balance, (b) the Controlled Distribution Amount, if any, for such Class A Payment Date and (c) the Class A Investor Interest on such Class A Payment Date prior to any payment on such date. After the Class A Investor Interest has been paid in full, on each Distribution Date during the Controlled Amortization Period, an amount equal to the lesser of (a) Available Investor Principal Collections for the preceding Monthly Period and
(b) the Class B Investor Interest on the related Distribution Date prior to any payment on such date, will be paid to the Class B Certificateholders until the Class B Investor Interest has been paid in full. On each Transfer Date, if a reduction in the Required Collateral Interest has occurred, a portion of collections of Principal Receivables allocable to the Investor Interest will be applied in accordance with the Loan Agreement to reduce the Collateral Interest to the Required Collateral Interest. During the Controlled Amortization Period until the final principal payment to the Class B Certificateholders, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Collateral Monthly Principal on a Transfer Date will generally be treated as Shared Principal Collections or, under certain circumstances, deposited into the Excess Funding Account.

     The Controlled Amortization Period will continue throughout the Controlled Accumulation Period and principal payments will continue to be made to the Certificateholders as described above. In addition, on each Transfer Date relating to the Controlled Accumulation Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections for the related Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Investor Interest prior to any deposits on such date. The Controlled Distribution Amount, if any, for the Class A Payment Date, if any, in a Monthly Period will be paid to the Class A Certificateholders to the extent of available funds. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date and may be paid to the Class A Certificateholders on each Class A Payment Date during the Controlled Accumulation Period to the


                                    A-2-6
extent of the Controlled Distribution Amount. After the Class A Investor Interest has been paid in full, on each Transfer Date, amounts equal to the lesser of (a) Available Investor Principal Collections with respect to such Transfer Date and (b) the Class B Investor Interest will be deposited in the Distribution Account for distribution to the Class B Certificateholders until the Class B Investor Interest has been paid in full. On each Transfer Date, if a reduction in the Required Collateral Interest has occurred, a portion of collections of Principal Receivables allocable to the Investor Interest will be applied in accordance with the Loan Agreement to reduce the Collateral Interest to the Required Collateral Interest. During the Controlled Accumulation Period until the final principal payment to the Class B Certificateholders, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Collateral Monthly Principal on a Transfer Date will generally be treated as Shared Principal Collections or, under certain circumstances, deposited into the Excess Funding Account.

     "Available Investor Principal Collections" shall mean with respect to any
      ----------------------------------------
Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Collateral Principal
                     -----
Collections and Reallocated Class B Principal Collections with respect to such Monthly Period which are required to fund the Class A Required Amount and the Class B Required Amount, plus (c) the amount of Shared Principal Collections that are allocated to Series 1997-3 plus (d) the amount of Excess Shared
                                    ----
Principal Collections that are allocated to Series 1997-3.

     On each Distribution Date during the Rapid Amortization Period, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections for the related Monthly Period in an amount up to the Class A Investor Interest until the earlier of the date the Class A Certificates are paid in full and the Series 1997-3 Termination Date. After payment in full of the Class A Investor Interest, the Class B Certificateholders will be entitled to receive on each Distribution Date during the Rapid Amortization Period Available Investor Principal Collections until the earlier of the date the Class B Certificates are paid in full and the Series 1997-3 Termination Date. After payment in full of the Class B Investor Interest, the Collateral Interest Holder will be entitled to receive on each Transfer Date (other than the Transfer Date prior to the Series 1997-3 Termination Date) and on the Series 1997-3 Termination Date, Available Investor Principal Collections until the earlier of the date the Collateral Interest is paid in full and the Series 1997-3 Termination Date.

     Distributions with respect to this Series 1997-3 Certificate will be made by the Trustee by, except as otherwise provided in


                                    A-2-7
the Pooling and Servicing Agreement, check mailed to the address of each Series 1997-3 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 1997-3 Certificate, without the presentation or surrender of this Series 1997-3 Certificate or the making of any notation thereon; provided, however, that with respect to Series
                                --------  -------
1997-3 Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

          This Class B Certificate represents an interest in only the Chase Credit Card Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 1997-3 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1997-3 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

          The Transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          The Servicer, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement provides that the right of the Series 1997-3 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 1997-3 Termination Date. Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of the Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables. The Trustee shall execute and deliver such


                                    A-2-8
instruments of transfer and assignment, in each case without recourse, as shall be prepared by the Servicer reasonably requested by the Holder of the Transferor Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                                    A-2-9

          IN WITNESS WHEREOF, Chase Manhattan Bank USA, National Association, has caused this Class B Certificate to be duly executed.



                                    By:
                                       -----------------------------
                                       Authorized Officer



Dated:  September 22, 1997


                                    A-2-10

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------


          This is one of the Class B Certificates of Chase Credit Card Master Trust, Series 1997-3, referred to in the within-mentioned Pooling and Servicing Agreement.


                                    THE BANK OF NEW YORK,
                                       Trustee



                                    By:
                                       -----------------------------------
                                       Authorized Signatory

Dated:  September 22, 1997

                                                                       EXHIBIT B
                                                                  TO EXHIBIT 4.2



             FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
                                 TO THE TRUSTEE
                            THE CHASE MANHATTAN BANK
                  CHASE CREDIT CARD MASTER TRUST SERIES 1997-3
                   MONTHLY PERIOD ENDING __________ __, ____


Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1997-3 Supplement. This notice is delivered pursuant to Section 4.9.

     A) The Chase Manhattan Bank ("Chase") is the Servicer under the Pooling and Servicing Agreement.
     B)   The undersigned is a Servicing Officer.
     C) The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.

I.   INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee (i) to make withdrawals from the Finance Charge Account, the Principal Account, the Principal Funding Account, the Interest Funding Account and the Distribution Account on ________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 3(a) of the Series 1997-3 Supplement and Section 4.9 of the Pooling and Servicing Agreement:

A.  Pursuant to subsection 3(a) of the Series
    1997-3 Supplement:

    1.  Servicer Interchange                        $_________

B.  Pursuant to subsection 4.9(a)(i):

    1.  Class A Monthly Interest at the Class
        A Certificate Rate on the Class A
        Investor Interest                           $_________

    2.  Class A Deficiency Amount                   $_________

    3.  Class A Additional Interest                 $_________

C.  Pursuant to subsection 4.9(a)(ii):

    1.  Class A Servicing Fee                       $_________

    2.  Accrued and unpaid Class A Servicing
        Fee                                         $_________

D.  Pursuant to subsection 4.9(a)(iii):

    1.  Class A Investor Default Amount             $_________

E.  Pursuant to subsection 4.9(a)(iv):

    1.  Portion of Excess Spread from Class A
        Available Funds to be allocated and
        distributed as provided in Section 4.11     $_________

F.  Pursuant to subsection 4.9(b)(i):

    1.  Class B Monthly Interest at the Class
        B Certificate Rate on the Class B
        Investor Interest                           $_________

    2.  Class B Deficiency Amount                   $_________

    3.  Class B Additional Interest                 $_________

G.  Pursuant to subsection 4.9(b)(ii):

    1.  Class B Servicing Fee                       $_________

    2.  Accrued and unpaid Class B Servicing Fee    $_________

H.  Pursuant to subsection 4.9(b)(iii):

    1.  Portion of Excess Spread from Class B
        Available Funds to be allocated and
        distributed as provided in Section 4.11     $_________

I.  Pursuant to subsection 4.9(c)(i):

    1.  Collateral Interest Servicing Fee, if
        applicable                                  $_________

    2.  Accrued and unpaid Collateral
        Interest Servicing Fee, if applicable       $_________

J.  Pursuant to subsection 4.9(c)(ii):

    1.  Portion of Excess Spread from
        Collateral Available Funds to be
        allocated and distributed as provided
        in Section 4.11                             $_________

K.  Pursuant to subsection 4.9(d)(i):

    1.  Collateral Monthly Principal, if any,
        applied in accordance with the Loan
        Agreement                                   $_________

L.  Pursuant to subsection 4.9(d)(ii):

    1.  Amount to be treated as Shared
        Principal Collections                       $_________

M.  Pursuant to subsection 4.9(d)(iii):

    1.  Amount to be paid to the Holder of          $_________
        the Transferor Certificate

    2.  Unallocated Principal Collections           $_________

N.  Pursuant to subsection 4.9(e)(i):

    1.  Class A Monthly Principal                   $_________

O.  Pursuant to subsection 4.9(e)(ii):

    1.  Class B Monthly Principal                   $_________

P.  Pursuant to subsection 4.9(e)(iii):

    1.  Collateral Monthly Principal to be
        applied in accordance with the Loan
        Agreement                                   $_________

Q.  Pursuant to subsection 4.9(e)(iv):

    1.  Amount to be treated as Shared              $_________
        Principal Collections

R.  Pursuant to subsection 4.9(e)(v):

    1.  Amount to be paid to the Holder of          $_________
        the Transferor Certificate

    2.  Unallocated Principal Collections           $_________
        Total                                       $_________

S.  Pursuant to subsection 4.9(f):

    1.  Amount to be withdrawn from the
        Principal Funding Account and
        deposited into the Distribution
        Account                                     $_________

II.  INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.1 from the Distribution Account on __________ __, ____, which date is a [Class A Payment Date] [Distribution Date], under the Pooling and Servicing Agreement, amounts so deposited in the Distribution Account pursuant to Section 4.9 as set forth below:

A.  Pursuant to subsection 4.9(g):

    1.  Amount to be distributed to Class A        $_________
        Certificateholders

    2.  Amount to be distributed to Class B        $_________
        Certificateholders

B.  Pursuant to subsection 4.9(h)(i):

    1.  Amount to be distributed to the Class
        A Certificateholders                       $_________

C.  Pursuant to subsection 4.9(h)(ii):

    1.  Amount to be distributed to the Class
        B Certificateholders                       $_________

III.  APPLICATION OF EXCESS SPREAD

Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Monthly Period and to make the following distributions in the following priority:

A.  The amount equal to the Class A Required
    Amount, if any, which will be used to fund
    the Class A Required Amount and be applied
    in accordance with, and in the priority
    set forth in, subsection 4.9(a)                 $_________

B.  The amount equal to the aggregate amount
    of Class A Investor Charge-Offs which have
    not been previously reimbursed (after
    giving effect to the allocation on such
    Transfer Date of certain other amounts
    applied for that purpose) which will be
    treated as a portion of Investor Principal
    Collections and deposited into the
    Principal Account on such Transfer Date         $_________

C.  The amount equal to the Class B Required
    Amount, if any, which will be used to fund
    the Class B Required Amount and be applied
    first in accordance with, and in the
    priority set forth in, subsection 4.9(b)
    and then any amount available to pay the
    Class B Investor Default Amount shall be
    treated as a portion of Investor Principal
    Collections and deposited into the
    Principal Account                               $_________

D.  The amount equal to the aggregate amount
    by which the Class B Investor Interest has
    been reduced below the initial Class B
    Investor Interest for reasons other than
    the payment of principal to the Class B
    Certificateholders (but not in excess of
    the aggregate amount of such reductions
    which have not been previously reimbursed)
    which will be treated as a portion of
    Investor Principal Collections and
    deposited into the Principal Account            $_________

E.  The amount equal to the Collateral Monthly
    Interest plus the amount of any past due
    Collateral Monthly Interest which will be
    paid to the Collateral Interest Holder for
    application in accordance with the Loan
    Agreement                                       $_________

F.  The amount equal to the aggregate amount
    of accrued but unpaid Collateral Interest
    Servicing Fees which will be paid to the
    Servicer if the Transferor or the Trustee
    is the Servicer                                 $_________

G.  The amount equal to the Collateral Default
    Amount, if any, for the prior Monthly
    Period which will be treated as a portion
    of Investor Principal Collections and
    deposited into the Principal Account            $_________

H.  The amount equal to the aggregate amount
    by which the Collateral Interest has been
    reduced below the Required Collateral
    Interest for reasons other than the
    payment of principal to the Collateral
    Interest Holder (but not in excess of the
    aggregate amount of such reductions which
    have not been previously reimbursed) which
    will be treated as a portion of Investor
    Principal Collections and deposited into
    the Principal Account                           $_________

I.  On each Transfer Date from and after the
    Reserve Account Funding Date, but prior to
    the date on which the Reserve Account
    terminates as described in subsection
    4.15(f), the amount up to the excess, if
    any, of the Required Reserve Account
    Amount over the Available Reserve Account
    Amount which shall be deposited into the
    Reserve Account                                 $_________

J.  The amount equal to the amounts determined
    to be payable to the Collateral Interest
    Holder pursuant to subsections 2.11(a)(i),
    (ii) and (iii) of the Loan Agreement            $_________

K.  The balance, if any, after giving effect
    to the payments made pursuant to
    subparagraphs (a) through (j) above which
    shall constitute "Shared Excess Finance
    Charge Collections" with respect to other
    Series in Group One.                            $_________

IV.  REALLOCATED PRINCIPAL COLLECTIONS

Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Principal Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Monthly Period in the following amounts:

A.  Reallocated Collateral Principal
    Receivables                                     $_________

B.  Reallocated Class B Principal Receivables       $_________

V.  ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month

A.  Subsection 4.9(a)(i) and (b)(i):

    1.  The aggregate amount of the Class A
        Deficiency Amount                          $_________

    2.  The aggregate amount of Class B
        Deficiency Amount                          $_________

B.  Subsections 4.9(a)(ii) and (b)(ii):

    The aggregate amount of all accrued and
    unpaid Investor Monthly Servicing Fees         $_________

C.  Section 4.10:

    The aggregate amount of all unreimbursed
    Investor Charge Offs                           $_________

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.


                              THE CHASE MANHATTAN BANK,
                                Servicer


                              By:______________________
                                 Name:
                                 Title:

                                                        EXHIBIT C TO EXHIBIT 4.2



     The Chase Manhattan Bank                      Chase Credit Card Master Trust  Monthly Report
     Certificateholders' Statement                         Series 1997-3

SECTION 5.2 - SUPPLEMENT                           CLASS A   CLASS B   COLLATERAL      TOTAL

(i)    Monthly Principal Distributed               _____________________________   _____________
(ii)   Monthly Interest Distributed                _____________________________   _____________
          Deficiency Amounts                       _____________________________   _____________
          Additional Interest                      _____________________________   _____________
          Accrued and Unpaid Interest              ______________________          _____________
                                                                         ________  _____________
(iii)  Collections of Principal Receivables        _____________________________   _____________
(iv)   Collections of Finance Charge Receivables   _____________________________   _____________
(v)    Aggregate Amount of Principal Receivables                                   _____________

                         Investor
                          Interest                 _____________________________   _____________
                         Adjusted
                          Interest                 _____________________________   _____________
          Floating Investor Percentage             _____________________________   _____________
          Fixed Investor Percentage                _____________________________   _____________
(vi)  Receivables Delinquent (As % of Total
      Receivables)
               Current
               30 to 59 days                                                       _____________
               60 to 89 days                                                       _____________
               90 or more days                                                     _____________
                         Total                                                     _____________
                         Receivable
                         s
                                                                                   _____________
(vii)   Investor Default Amount                    _____________________________   _____________
(viii)  Investor Charge-Offs                       _____________________________   _____________
(ix)    Reimbursed Investor Charge-Offs            _____________________________   _____________
(x)     Servicing Fee                              _____________________________   _____________
(xi)    Portfolio Yield                                                            _____________
(xii)   Reallocated Monthly Principal                         ___________________  _____________
(xiii)  Closing Investor Interest                  _____________________________   _____________
(xiv)   LIBOR                                                                      _____________
(xv)    Principal Funding Account Balance                                          _____________
(xvi)   Interest Funding Account Balance                                           _____________
(xvii)  Accumulation Shortfall                                                     _____________
(xviii) Principal Funding Investment Proceeds                                      _____________
(xix)   Interest Funding Investment Proceeds                                       _____________
(xx)    Principal Investment Funding Shortfall                                     _____________
(xxi)   Available Funds                            _____________________________   _____________
(xxii)  Certificate Rate                           _____________________________

                                                       SCHEDULE I to EXHIBIT 4.2
                                                       (Schedule to Exhibit C of
                                                       the Pooling and Servicing
                                                       Agreement with respect to
                                                      the Investor Certificates)

                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                  MONTHLY PERIOD ENDING ____________ __, ____
                            THE CHASE MANHATTAN BANK
                  CHASE CREDIT CARD MASTER TRUST SERIES 1997-3

 1.  The aggregate amount of the Investor
     Percentage of Collections of Principal
     Receivables..............................  $_________


 2.  The aggregate amount of Investor
     Percentage of Collections of Finance
     Charge Receivables (excluding
     Interchange and amounts with respect
     to Annual Membership Fees)...............  $_________

 3.  The aggregate amount of Investor
     Percentage of amounts with respect to
     Annual Membership Fees...................  $_________

 4.  The aggregate amount of Investor
     Percentage of Interchange................  $_________

 5.  The aggregate amount of Servicer
     Interchange..............................  $_________

 6.  The aggregate amount of funds on
     deposit in the Finance Change Account
     allocable to the Series 1997-3
     Certificates.............................  $_________

 7.  The aggregate amount of funds on
     deposit in the Principal Account
     allocable to the Series 1997-3             $_________
     Certificates.............................

 8.  The aggregate amount of funds on
     deposit in the Principal Funding
     Account allocable to the Series 1997-3
     Certificates.............................  $_________

 9.  The aggregate amount of funds on
     deposit in the Interest Funding
     Account allocable to the Series 1997-3
     Certificates.............................  $_________

10.  The aggregate amount to be withdrawn
     from the Finance Charge Account and
     paid in accordance with the Loan
     Agreement pursuant to Section 4.11 of
     the Series 1997-3 Supplement.............  $_________

11.  The excess, if any, of the Required
     Collateral Interest over the
     Collateral Interest......................  $_________

12.  The Collateral Interest on the
     Transfer Date of the current calendar
     month, after giving effect to the
     deposits and withdrawals specified
     above, is equal to.......................  $_________

13.  The amount of Monthly Interest,
     Deficiency Amounts and Additional
     Interest payable to the
     (i) Class A Certificateholders...........  $_________
     (ii) Class B Certificateholders..........  $_________
     (iii) Collateral Interest Holder.........  $_________

14.  The amount of principal payable to the
     (i) Class A Certificateholders...........  $_________
     (ii) Class B Certificateholders..........  $_________
     (iii) Collateral Interest Holder.........  $_________

15.  The sum of all amounts payable to the
     (i) Class A Certificateholders...........  $_________
     (ii) Class B Certificateholders..........  $_________
     (iii) Collateral Interest Holder.........  $_________

16.  To the knowledge of the undersigned,
     no Series 1997-3 Pay Out Event or
     Trust Pay Out Event has occurred
     except as described below:

               [If applicable, insert "none."]

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificates as of this _____ day of ______________, ____.


                         THE CHASE MANHATTAN BANK



                         By:____________________
                         Name:
                         Title:

                                                                     SCHEDULE II
                                                                  to EXHIBIT 4.2




   Three Month       Quarterly Amortization      Three Month    Quarterly Amortization      Three Month    Quarterly Amortization
    LIBOR (%)               Rate (%)              LIBOR (%)            Rate (%)              LIBOR (%)            Rate (%)
---------------------------------------------  -----------------------------------------  -----------------------------------------



   Below 4.50%              100.00%                 5.00%               53.85%                  7.51%               7.61%

      4.50%                 100.00%                 5.01%               52.92%                  7.52%               7.54%

      4.51%                  99.08%                 5.02%               52.00%                  7.53%               7.46%

      4.52%                  98.15%                 5.03%               51.08%                  7.54%               7.38%

      4.53%                  97.23%                 5.04%               50.15%                  7.55%               7.31%

      4.54%                  96.31%                 5.05%               49.23%                  7.56%               7.23%

      4.55%                  95.38%                 5.06%               48.31%                  7.57%               7.15%

      4.56%                  94.46%                 5.07%               47.38%                  7.58%               7.07%

      4.57%                  93.54%                 5.08%               46.46%                  7.59%               7.00%

      4.58%                  92.62%                 5.09%               45.54%                  7.60%               6.92%

      4.59%                  91.69%                 5.10%               44.61%                  7.61%               6.84%

      4.60%                  90.77%                 5.11%               43.69%                  7.62%               6.77%

      4.61%                  89.85%                 5.12%               42.77%                  7.63%               6.69%

      4.62%                  88.92%                 5.13%               41.84%                  7.64%               6.61%

      4.63%                  88.00%                 5.14%               40.92%                  7.65%               6.54%

      4.64%                  87.08%                 5.15%               40.00%                  7.66%               6.46%

      4.65%                  86.15%                 5.16%               39.08%                  7.67%               6.38%

      4.66%                  85.23%                 5.17%               38.15%                  7.68%               6.31%

      4.67%                  84.31%                 5.18%               37.23%                  7.69%               6.23%

      4.68%                  83.38%                 5.19%               36.31%                  7.70%               6.15%

      4.69%                  82.46%                 5.20%               35.38%                  7.71%               6.08%

      4.70%                  81.54%                 5.21%               34.46%                  7.72%               6.00%

      4.71%                  80.61%                 5.22%               33.54%                  7.73%               5.92%

      4.72%                  79.69%                 5.23%               32.61%                  7.74%               5.84%

      4.73%                  78.77%                 5.24%               31.69%                  7.75%               5.77%

      4.74%                  77.85%                 5.25%               30.77%                  7.76%               5.69%

      4.75%                  76.92%                 5.26%               29.84%                  7.77%               5.61%

      4.76%                  76.00%                 5.27%               28.92%                  7.78%               5.54%

      4.77%                  75.08%                 5.28%               28.00%                  7.79%               5.46%

      4.78%                  74.15%                 5.29%               27.08%                  7.80%               5.38%

      4.79%                  73.23%                 5.30%               26.15%                  7.81%               5.31%

      4.80%                  72.31%                 5.31%               25.23%                  7.82%               5.23%

      4.81%                  71.38%                 5.32%               24.31%                  7.83%               5.15%

      4.82%                  70.46%                 5.33%               23.38%                  7.84%               5.08%

      4.83%                  69.54%                 5.34%               22.46%                  7.85%               5.00%

      4.84%                  68.61%                 5.35%               21.54%                  7.86%               4.92%

      4.85%                  67.69%                 5.36%               20.61%                  7.87%               4.84%

      4.86%                  66.77%                 5.37%               19.69%                  7.88%               4.77%

      4.87%                  65.85%                 5.38%               18.77%                  7.89%               4.69%

      4.88%                  64.92%                 5.39%               17.84%                  7.90%               4.61%

      4.89%                  64.00%                 5.40%               16.92%                  7.91%               4.54%

      4.90%                  63.08%                 5.41%               16.00%                  7.92%               4.46%

      4.91%                  62.15%                 5.42%               15.07%                  7.93%               4.38%

      4.92%                  61.23%                 5.43%               14.15%                  7.94%               4.31%

      4.93%                  60.31%                 5.44%               13.23%                  7.95%               4.23%

      4.94%                  59.38%                 5.45%               12.31%                  7.96%               4.15%

      4.95%                  58.46%                 5.46%               11.38%                  7.97%               4.08%

      4.96%                  57.54%                 5.47%               10.46%                  7.98%               4.00%

      4.97%                  56.61%                 5.48%                9.54%                  7.99%               3.92%

      4.98%                  55.69%                 5.49%                8.61%                  8.00%               3.84%

      4.99%                  54.77%              5.50%-7.50%             7.69%                  8.01%               3.77%


   Three Month       Quarterly Amortization      Three Month    Quarterly Amortization      Three Month    Quarterly Amortization
    LIBOR (%)               Rate (%)              LIBOR (%)            Rate (%)              LIBOR (%)            Rate (%)
---------------------------------------------  -----------------------------------------  -----------------------------------------


      8.02%                   3.69%                 8.19%                2.38%                  8.36%               1.08%

      8.03%                   3.61%                 8.20%                2.31%                  8.37%               1.00%

      8.04%                   3.54%                 8.21%                2.23%                  8.38%               0.92%

      8.05%                   3.46%                 8.22%                2.15%                  8.39%               0.85%

      8.06%                   3.38%                 8.23%                2.08%                  8.40%               0.77%

      8.07%                   3.31%                 8.24%                2.00%                  8.41%               0.69%

      8.08%                   3.23%                 8.25%                1.92%                  8.42%               0.62%

      8.09%                   3.15%                 8.26%                1.85%                  8.43%               0.54%

      8.10%                   3.08%                 8.27%                1.77%                  8.44%               0.46%

      8.11%                   3.00%                 8.28%                1.69%                  8.45%               0.38%

      8.12%                   2.92%                 8.29%                1.61%                  8.46%               0.31%

      8.13%                   2.85%                 8.30%                1.54%                  8.47%               0.23%

      8.14%                   2.77%                 8.31%                1.46%                  8.48%               0.15%

      8.15%                   2.69%                 8.32%                1.38%                  8.49%               0.08%

      8.16%                   2.61%                 8.33%                1.31%                  8.50%               0.00%

      8.17%                   2.54%                 8.34%                1.23%            Above 8.50%               0.00%

      8.18%                   2.46%                 8.35%                1.15%